UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

LORD ABBETT RESEARCH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/10

Item 1:	Reports to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett Capital Structure Fund

For the fiscal year ended November 30, 2010

Lord Abbett Research Fund

Lord Abbett Capital Structure Fund

Annual Report

For the fiscal year ended November 30, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Capital Structure Fund for the fiscal year ended November 30, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended November 30, 2010, the Fund returned 11.90%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 9.94% over the same period.

While equity markets were characterized by wide swings in sentiment during much of the period, strong corporate earnings, an easing of the European sovereign debt crisis, and certain improving economic indicators ultimately benefited the performance of equities. Credit markets also benefited this year from improving fundamentals and investors’ continued reach for yield. With historically low yields on assets deemed to be free of credit risk, demand increased for securities with higher yields and, therefore, higher levels of credit risk. At year-end, the Fund’s asset allocation was approximately 60% equities, 17% high yield, 6% investment grade, and 16% convertibles. As of November 30, 2010, the Lord Abbett Capital Structure Fund (Class A shares) ranked 13th percentile within the Lipper Mixed-Asset Target Allocation Growth Funds category.

1

The Fund’s concentration in corporate bonds (versus Treasuries) proved beneficial during the year. Corporate spreads tightened as credit fundamentals improved and demand increased for higher-yielding securities, providing superior returns versus more traditional fixed-income securities. The Fund’s continued de-emphasis on Treasuries, agencies, and agency mortgage-backed securities (MBS) contributed substantially to the performance of the Fund.

The Fund increased its allocation to convertible securities throughout the year, adding to performance as the convertible market (as represented by the Bank of America Merrill Lynch All Convertible Index2) outperformed the benchmark S&P 500® Index. Convertible securities are a unique asset class that provide an income stream through yield, while also having the potential to participate in equity market upside. The Fund focused on opportunities in names generating above-average earnings growth and offering attractive yields.

Within the equity portion, the Fund continues to emphasize cyclical industries and names with good operating leverage that are benefiting from the economic recovery. Stock selection, especially in the industrials and health care industries, also added to performance. An area that lagged within the equity portfolio and the market overall was the financials industry, in which we are modestly underweight. Also detracting from Fund performance within the equity portion were the consumer staples and energy industries. The Fund holds certain consumer staples names that did not perform as well compared to the broader market, but we believe that they will eventually benefit from improving fundamentals and global growth opportunities.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The BofA Merrill Lynch All Convertible Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market, and publicly traded in the United States.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

2

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of November 30, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index and the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2010

	1 Year	5 Years	Life of Class
Class A3	5.48%	1.76%	4.51%
Class B4	7.17%	2.13%	4.60%
Class C5	11.15%	2.30%	4.54%
Class F6	12.09%	–	-1.51%
Class I7	12.33%	3.34%	5.58%
Class P8	11.75%	2.87%	5.12%
Class R2[9]	11.56%	–	-1.79%
Class R3[10]	11.73%	–	-1.89%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index began on December 27, 2001.

3    Class A shares commenced operations and performance for the Class began on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations and performance for the Class began on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares commenced operations and performance for the Class began on December 27, 2001. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations and performance for the Class began on December 27, 2001. Performance is at net asset value.

8    Class P shares commenced operations and performance for the Class began on December 27, 2001. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 through November 30, 2010).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/10 – 11/30/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/10	11/30/10	6/1/10 - 11/30/10
Class A
Actual	$1,000.00	$1,092.70	$6.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class B
Actual	$1,000.00	$1,088.80	$10.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.29	$9.85
Class C
Actual	$1,000.00	$1,088.70	$10.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.29	$9.85
Class F
Actual	$1,000.00	$1,093.20	$5.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.32
Class I
Actual	$1,000.00	$1,095.10	$4.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class P
Actual	$1,000.00	$1,091.90	$7.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.08
Class R2
Actual	$1,000.00	$1,091.00	$8.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.32	$7.84
Class R3
Actual	$1,000.00	$1,091.40	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.82	$7.33

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.05% for Class F, 0.95% for Class I, 1.40% for Class P, 1.55% for Class R2 and 1.45% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	13.61%	Information Technology	13.65%
Consumer Staples	7.30%	Materials	6.67%
Energy	11.85%	Telecommunication Services	4.96%
Financials	13.13%	Utilities	3.20%
Health Care	12.94%	Short-Term Investment	0.14%
Industrials	12.55%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

November 30, 2010

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 99.23%

COMMON STOCKS 56.12%

Aerospace & Defense 0.89%
DigitalGlobe, Inc.*	70	$2,067,100
Hexcel Corp.*	335	5,745,250
Moog, Inc. Class A*	125	4,607,500

Total		12,419,850

Airlines 0.31%
United Continental Holdings, Inc.*	158	4,359,600

Auto Components 0.40%
Cooper-Standard Holdings, Inc.*	19	827,007
Cooper-Standard Holdings, Inc.*(a)	112	4,716,768

Total		5,543,775

Automobiles 0.33%
Honda Motor Co., Ltd. ADR	125	4,528,750

Beverages 0.70%
PepsiCo, Inc.	150	9,694,500

Biotechnology 2.01%
Amgen, Inc.*	100	5,269,000
BioMarin Pharmaceutical, Inc.*	135	3,655,800
Celgene Corp.*	165	9,797,700
Genzyme Corp.*	60	4,273,200
Human Genome Sciences, Inc.*	200	4,906,000

Total		27,901,700

Capital Markets 1.19%
BlackRock, Inc.	8	1,304,000
Franklin Resources, Inc.	50	5,704,500
Morgan Stanley	100	2,446,000
State Street Corp.	75	3,240,000
T. Rowe Price Group, Inc.	65	3,791,450

Total		16,485,950

Chemicals 1.73%
Celanese Corp. Series A	60	2,220,000

See Notes to Financial Statements.

7

Schedule of Investments (continued)

November 30, 2010

Investments	Shares (000)	Value
Chemicals (continued)
Dow Chemical Co. (The)	165	$5,144,700
LyondellBasell Industries NV Class A (Netherlands)*(b)	100	2,910,747
LyondellBasell Industries NV Class B (Netherlands)*(b)	90	2,626,715
Monsanto Co.	75	4,494,000
Rockwood Holdings, Inc.*	175	6,679,750

Total		24,075,912

Commercial Banks 2.12%
PNC Financial Services Group, Inc. (The)	60	3,231,000
SunTrust Banks, Inc.	100	2,336,000
U.S. Bancorp	350	8,323,000
Wells Fargo & Co.	475	12,924,750
Zions Bancorporation	135	2,625,750

Total		29,440,500

Communications Equipment 1.02%
Aruba Networks, Inc.*	110	2,332,000
JDS Uniphase Corp.*	400	4,748,000
QUALCOMM, Inc.	150	7,011,000

Total		14,091,000

Computers & Peripherals 2.77%
Apple, Inc.*	60	18,669,000
Hewlett-Packard Co.	250	10,482,500
International Business Machines Corp.	35	4,951,100
QLogic Corp.*	240	4,293,600

Total		38,396,200

Consumer Finance 0.36%
Capital One Financial Corp.	135	5,026,050

Distributors 0.69%
Genuine Parts Co.	200	9,628,000

Diversified Financial Services 1.81%
Bank of America Corp.	935	10,238,250
JPMorgan Chase & Co.	400	14,952,000

Total		25,190,250

See Notes to Financial Statements.

8

Schedule of Investments (continued)

November 30, 2010

Investments	Shares (000)	Value
Diversified Telecommunication Services 2.54%
AT&T, Inc.	500	$13,895,000
CenturyLink, Inc.	150	6,448,500
Frontier Communications Corp.	42	382,255
Qwest Communications International, Inc.	600	4,200,000
Verizon Communications, Inc.	200	6,402,000
Windstream Corp.	300	3,912,000

Total		35,239,755

Electric: Utilities 0.70%
UniSource Energy Corp.	275	9,671,750

Electrical Equipment 1.91%
AMETEK, Inc.	40	2,366,800
Baldor Electric Co.	100	6,331,000
Cooper Industries plc	60	3,270,000
Emerson Electric Co.	175	9,637,250
Rockwell Automation, Inc.	75	4,959,000

Total		26,564,050

Food & Staples Retailing 1.59%
CVS Caremark Corp.	75	2,325,000
Ingles Markets, Inc. Class A	443	8,269,652
SUPERVALU, INC.	165	1,491,600
Wal-Mart Stores, Inc.	185	10,006,650

Total		22,092,902

Food Products 1.73%
Campbell Soup Co.	120	4,068,000
H.J. Heinz Co.	150	7,240,500
Kellogg Co.	135	6,646,050
Kraft Foods, Inc. Class A	200	6,050,000

Total		24,004,550

Hotels, Restaurants & Leisure 1.81%
Carnival Corp. Unit	120	4,957,200
Marriott International, Inc. Class A	140	5,489,400
McDonald’s Corp.	115	9,004,500
Starwood Hotels & Resorts Worldwide, Inc.	100	5,684,000

Total		25,135,100

See Notes to Financial Statements.

9

Schedule of Investments (continued)

November 30, 2010

Investments	Shares (000)	Value
Household Products 0.72%
Colgate-Palmolive Co.	35	$2,679,250
Procter & Gamble Co. (The)	120	7,328,400

Total		10,007,650

Industrial Conglomerates 0.93%
3M Co.	60	5,038,800
General Electric Co.	500	7,915,000

Total		12,953,800

Information Technology Services 0.86%
SAIC, Inc.*	500	7,660,000
SRA International, Inc. Class A*	220	4,316,400

Total		11,976,400

Insurance 0.55%
MetLife, Inc.	200	7,630,000

Internet Software & Services 0.32%
GSI Commerce, Inc.*	100	2,385,000
Sohu.com, Inc. (China)*(b)	30	2,075,957

Total		4,460,957

Machinery 3.67%
Actuant Corp. Class A	350	8,270,500
Caterpillar, Inc.	50	4,230,000
Danaher Corp.	240	10,380,000
Pall Corp.	150	6,790,500
Parker Hannifin Corp.	100	8,023,000
Snap-on, Inc.	250	13,232,500

Total		50,926,500

Media 1.71%
Belo Corp. Class A*	350	2,030,000
Charter Communications, Inc. Class A*(c)	68	2,286,399
Interpublic Group of Cos., Inc. (The)*	550	5,857,500
Omnicom Group, Inc.	90	4,089,600
Time Warner, Inc.	115	3,391,350
Walt Disney Co. (The)	165	6,024,150

Total		23,678,999

See Notes to Financial Statements.

10

Schedule of Investments (continued)

November 30, 2010

Investments	Shares (000)	Value
Metals & Mining 0.52%
Barrick Gold Corp. (Canada)(b)	82	$4,228,844
Cliffs Natural Resources, Inc.	25	1,708,500
Titanium Metals Corp.*	75	1,295,250

Total		7,232,594

Multi-Line Retail 1.73%
J.C. Penney Co., Inc.	150	4,990,500
Kohl’s Corp.*	150	8,463,000
Target Corp.	185	10,533,900

Total		23,987,400

Oil, Gas & Consumable Fuels 8.02%
Chevron Corp.	350	28,339,500
ConocoPhillips	360	21,661,200
Continental Resources, Inc.*	135	7,215,750
Devon Energy Corp.	60	4,234,200
EOG Resources, Inc.	100	8,895,000
Exxon Mobil Corp.	300	20,868,000
Hess Corp.	128	8,945,385
Marathon Oil Corp.	200	6,694,000
Petroleo Brasileiro SA ADR	152	4,438,848

Total		111,291,883

Pharmaceuticals 5.25%
Bristol-Myers Squibb Co.	400	10,096,000
Johnson & Johnson	200	12,310,000
Merck & Co., Inc.	135	4,653,450
Mylan, Inc.*	1,268	24,815,933
Pfizer, Inc.	700	11,403,000
Salix Pharmaceuticals Ltd.*	50	2,232,500
Teva Pharmaceutical Industries Ltd. ADR	146	7,305,840

Total		72,816,723

Real Estate Investment Trusts 0.11%
Simon Property Group, Inc.	15	1,477,500

Road & Rail 0.65%
Union Pacific Corp.	100	9,011,000

See Notes to Financial Statements.

11

Schedule of Investments (continued)

November 30, 2010

Investments			Shares (000)	Value
Semiconductors & Semiconductor Equipment 0.71%
Intel Corp.			250	$5,280,000
PMC-Sierra, Inc.*			250	1,812,500
Taiwan Semiconductor Manufacturing Co., Ltd. ADR			251	2,700,927

Total				9,793,427

Software 3.16%
Adobe Systems, Inc.*			200	5,546,000
Blackboard, Inc.*			60	2,493,000
Citrix Systems, Inc.*			40	2,656,800
McAfee, Inc.*			65	3,045,250
Microsoft Corp.			700	17,647,000
Nuance Communications, Inc.*			250	4,418,750
Oracle Corp.			300	8,112,000

Total				43,918,800

Specialty Retail 0.60%
Best Buy Co., Inc.			100	4,272,000
Home Depot, Inc. (The)			135	4,078,350

Total				8,350,350

Total Common Stocks (cost $681,343,371)				779,004,127

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 8.38%

Airlines 0.08%
United Continental Holdings, Inc.	4.50%	6/30/2021	$1,100	1,177,000

Auto Components 0.21%
TRW Automotive, Inc.†	3.50%	12/1/2015	1,630	2,891,213

Automobiles 0.46%
Ford Motor Co.	4.25%	11/15/2016	3,325	6,400,625

Beverages 0.24%
Molson Coors Brewing Co.	2.50%	7/30/2013	3,000	3,386,250

Biotechnology 1.26%
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	3,000	5,133,750
Gilead Sciences, Inc.	0.625%	5/1/2013	8,000	8,850,000
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	3,500	3,504,375

Total				17,488,125

See Notes to Financial Statements.

12

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Services & Supplies 0.15%
CRA International, Inc.	2.875%	6/15/2034	$2,000	$2,070,000

Computers & Peripherals 0.24%
SanDisk Corp.	1.00%	5/15/2013	3,500	3,294,375

Electrical Equipment 0.86%
General Cable Corp. (2.25% after 11/15/19)	4.50%	11/15/2029	3,375	3,868,594
Roper Industries, Inc.	Zero Coupon	1/15/2034	9,000	8,122,500

Total				11,991,094

Electronic Equipment, Instruments & Components 0.31%
Itron, Inc.	2.50%	8/1/2026	4,000	4,275,000

Energy Equipment & Services 0.14%
SunPower Corp.	4.75%	4/15/2014	2,275	2,007,688

Health Care Providers & Services 0.48%
Five Star Quality Care, Inc.	3.75%	10/15/2026	7,025	6,700,094

Information Technology Services 0.34%
Symantec Corp.	0.75%	6/15/2011	4,500	4,730,625

Media 0.25%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	3,500	3,473,750

Metals & Mining 0.55%
Newmont Mining Corp.	1.25%	7/15/2014	4,000	5,580,000
Newmont Mining Corp.	3.00%	2/15/2012	1,500	2,021,250

Total				7,601,250

Pharmaceuticals 0.93%
Allergan, Inc.	1.50%	4/1/2026	2,000	2,235,000
Teva Pharmaceutical Finance Co. BV (Israel)(b)	1.75%	2/1/2026	10,000	10,737,500

Total				12,972,500

Real Estate Investment Trusts 0.19%
ERP Operating LP	3.85%	8/15/2026	2,500	2,586,500

Semiconductors & Semiconductor Equipment 0.66%
Intel Corp.	2.95%	12/15/2035	5,000	5,087,500
Xilinx, Inc.†	2.625%	6/15/2017	3,500	4,003,125

Total				9,090,625

See Notes to Financial Statements.

13

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Software 0.88%
EMC Corp.	1.75%	12/1/2011	$3,000	$4,125,000
Informatica Corp.	3.00%	3/15/2026	3,900	8,068,125

Total				12,193,125

Wireless Telecommunication Services 0.15%
SBA Communications Corp.	4.00%	10/1/2014	1,400	2,031,750

Total Convertible Bonds (cost $108,991,221)				116,361,589

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 7.39%

Auto Components 0.33%
Autoliv, Inc. (Sweden)(b)	8.00%		40	3,920,200
Cooper-Standard Holdings, Inc. PIK(a)	7.00%		4	679,000

Total				4,599,200

Automobiles 0.27%
General Motors Co.	4.75%		74	3,726,450

Capital Markets 0.78%
AMG Capital Trust I	5.10%		200	9,425,000
Legg Mason, Inc.	7.00%		45	1,453,500

Total				10,878,500

Commercial Banks 0.80%
Fifth Third Bancorp	8.50%		33	4,257,500
Wells Fargo & Co.	7.50%		7	6,859,650

Total				11,117,150

Diversified Financial Services 1.00%
Bank of America Corp.	7.25%		6	5,115,000
Citigroup, Inc.	7.50%		70	8,750,000

Total				13,865,000

Electric: Utilities 0.43%
NextEra Energy, Inc.	8.375%		119	5,921,220

See Notes to Financial Statements.

14

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate		Shares (000)	Value
Food Products 1.03%
Archer Daniels Midland Co.	6.25%		200	$7,546,000
Bunge Ltd.	4.875%		75	6,712,500

Total				14,258,500

Insurance 0.64%
Hartford Financial Services Group, Inc. (The)	7.25%		135	3,122,550
XL Group plc (Ireland)(b)	10.75%		200	5,712,000

Total				8,834,550

Oil, Gas & Consumable Fuels 1.71%
Apache Corp.	6.00%		160	9,704,000
El Paso Corp.	4.99%		12	14,058,000

Total				23,762,000

Road & Rail 0.40%
Kansas City Southern	5.125%		4	5,561,500

Thrifts & Mortgage Finance 0.00%
Fannie Mae	8.75%		100	45,000

Total Convertible Preferred Stocks (cost $98,953,108)				102,569,070

		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(d) 0.44%

Diversified Financial Services 0.26%
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	$3,350	3,609,625

Software 0.18%
Nuance Communications, Inc. Incremental Term Loan	2.01%	3/29/2013	2,494	2,460,051

Total Floating Rate Loans (cost $5,524,122)				6,069,676

			Shares (000)
FOREIGN COMMON STOCKS(e) 4.02%

China 0.22%

Metals & Mining
China Zhongwang Holdings Ltd.			5,640	3,079,407

See Notes to Financial Statements.

15

Schedule of Investments (continued)

November 30, 2010

Investments	Shares (000)	Value
France 0.47%

Automobiles 0.24%
Renault SA*	63	$3,316,944

Electrical Equipment 0.23%
Alstom SA	79	3,268,880

Total France		6,585,824

Germany 0.80%

Diversified Telecommunication Services 0.27%
Deutsche Telekom AG Registered Shares	293	3,753,963

Household Products 0.31%
Henkel KGaA	85	4,290,317

Software 0.22%
SAP AG	67	3,121,714

Total Germany		11,165,994

Japan 0.38%

Household Durables
Sony Corp.	148	5,243,359

Norway 0.38%

Commercial Banks
DnB NOR ASA	432	5,284,999

Switzerland 0.82%

Chemicals 0.24%
Syngenta AG	12	3,379,266

Food Products 0.30%
Nestle SA Registered Shares	76	4,118,602

Pharmaceuticals 0.28%
Roche Holding Ltd. AG	28	3,843,819

Total Switzerland		11,341,687

See Notes to Financial Statements.

16

Schedule of Investments (continued)

November 30, 2010

Investments			Shares (000)	Value
United Kingdom 0.95%

Metals & Mining 0.55%
Anglo American plc			102	$4,464,491
Vedanta Resources plc			101	3,120,693

Total				7,585,184

Wireless Telecommunication Services 0.40%
Vodafone Group plc			2,218	5,545,596

Total United Kingdom				13,130,780

Total Foreign Common Stocks (cost $57,829,457)				55,832,050

	Interest Rate	Maturity Date	Principal Amount (000)
HIGH YIELD CORPORATE BONDS 22.85%

Aerospace & Defense 0.29%
GeoEye, Inc.	9.625%	10/1/2015	$3,550	3,993,750

Air Freight & Logistics 0.27%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	3,700	3,737,000

Airlines 0.28%
United Air Lines, Inc.†	9.875%	8/1/2013	3,500	3,832,500

Automobiles 0.28%
TRW Automotive, Inc.†	8.875%	12/1/2017	3,500	3,920,000

Building Products 0.18%
Masco Corp.	7.125%	3/15/2020	1,000	1,051,094
New Enterprise Stone & Lime Co., Inc.†	11.00%	9/1/2018	1,500	1,447,500

Total				2,498,594

Capital Markets 0.80%
Ameriprise Financial, Inc.	5.30%	3/15/2020	2,500	2,706,130
Nuveen Investments, Inc.	10.50%	11/15/2015	4,900	4,906,125
Pinafore LLC/Pinafore, Inc.†	9.00%	10/1/2018	450	477,000
Raymond James Financial, Inc.	8.60%	8/15/2019	2,500	2,976,390

Total				11,065,645

See Notes to Financial Statements.

17

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals 0.73%
Chemtura Corp.†	7.875%	9/1/2018	$2,000	$2,120,000
Dow Chemical Co. (The)	8.55%	5/15/2019	1,250	1,580,888
INEOS Group Holdings plc (United Kingdom)†(b)	8.50%	2/15/2016	4,250	3,708,125
Lyondell Chemical Co.†	8.00%	11/1/2017	2,500	2,703,125

Total				10,112,138

Commercial Banks 0.38%
SVB Financial Group	5.375%	9/15/2020	1,625	1,626,100
Zions Bancorporation	7.75%	9/23/2014	3,500	3,694,488

Total				5,320,588

Commercial Services & Supplies 0.54%
Bunge NA Finance LP	5.90%	4/1/2017	1,625	1,717,578
First Data Corp.	9.875%	9/24/2015	3,000	2,565,000
International Lease Finance Corp.†	8.75%	3/15/2017	3,000	3,165,000
Old AII, Inc.(f)	10.00%	12/15/2016	1,800	18

Total				7,447,596

Communications Equipment 0.68%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	3,500	3,710,000
Brocade Communications Systems, Inc.	6.875%	1/15/2020	1,950	2,096,250
Hughes Network Systems LLC	9.50%	4/15/2014	3,500	3,605,000

Total				9,411,250

Consumer Finance 0.49%
Ally Financial, Inc.	8.30%	2/12/2015	1,775	1,872,625
American General Finance Corp.	6.90%	12/15/2017	1,500	1,196,250
Ford Motor Credit Co. LLC	8.00%	6/1/2014	3,500	3,801,844

Total				6,870,719

Containers & Packaging 1.18%
Ardagh Packaging Finance plc (Ireland)†(b)	7.375%	10/15/2017	1,200	1,239,000
Ardagh Packaging Finance plc (Ireland)†(b)	9.125%	10/15/2020	1,350	1,397,250
Ball Corp.	7.375%	9/1/2019	2,500	2,731,250
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	6,000	6,210,000
Graphic Packaging International Corp.	9.50%	8/15/2013	2,014	2,064,350
Sealed Air Corp.	7.875%	6/15/2017	2,500	2,746,668

Total				16,388,518

See Notes to Financial Statements.

18

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Diversified Financial Services 1.22%
Capital One Capital VI	8.875%	5/15/2040		$3,445	$3,625,862
New York City Industrial Development Agency†	11.00%	3/1/2029		2,800	3,594,080
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018		3,000	3,090,000
RBS Global, Inc./Rexnord LLC	11.75%	8/1/2016		2,850	3,021,000
Wachovia Capital Trust III	5.80%	–	(g)	1,000	850,000
Wind Acquisition Finance SA (Italy)†(b)	11.75%	7/15/2017		1,500	1,672,500
Wind Acquisition Finance SA (Italy)†(b)	12.00%	12/1/2015		1,000	1,061,250

Total					16,914,692

Diversified Telecommunication Services 1.15%
Cincinnati Bell, Inc.	7.00%	2/15/2015		5,000	4,925,000
Intelsat Luxembourg SA (Luxembourg)(b)	11.25%	2/4/2017		4,150	4,367,875
SBA Telecommunications, Inc.	8.25%	8/15/2019		2,500	2,750,000
Windstream Corp.	7.00%	3/15/2019		4,000	3,920,000

Total					15,962,875

Electric: Utilities 0.57%
Ameren Illinois Co.	9.75%	11/15/2018		2,500	3,296,160
Edison Mission Energy	7.75%	6/15/2016		1,500	1,290,000
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015		5,500	3,300,000

Total					7,886,160

Electrical Equipment 0.29%
Baldor Electric Co.	8.625%	2/15/2017		3,600	4,032,000

Electronic Equipment, Instruments & Components 0.49%
Agilent Technologies, Inc.	5.50%	9/14/2015		3,000	3,343,584
Emerson Electric Co.	5.25%	10/15/2018		3,000	3,458,250

Total					6,801,834

Food & Staples Retailing 0.22%
Dunkin Finance Corp.†	9.625%	12/1/2018		3,000	3,033,750

Food Products 0.10%
Corn Products International, Inc.	4.625%	11/1/2020		1,300	1,345,847

Health Care Equipment & Supplies 1.23%
Bausch & Lomb, Inc.	9.875%	11/1/2015		2,000	2,097,500
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016		3,500	3,841,250

See Notes to Financial Statements.

19

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care Equipment & Supplies (continued)
Biomet, Inc.	10.00%	10/15/2017	$3,000	$3,285,000
HCA, Inc.	9.125%	11/15/2014	7,450	7,785,250

Total				17,009,000

Health Care Providers & Services 1.32%
Community Health Systems, Inc.	8.875%	7/15/2015	7,000	7,341,250
Tenet Healthcare Corp.	9.25%	2/1/2015	3,500	3,745,000
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	4,000	4,150,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018	3,075	3,121,125

Total				18,357,375

Hotels, Restaurants & Leisure 1.20%
Hyatt Hotels Corp.†	5.75%	8/15/2015	3,000	3,204,828
Marina District Finance Co., Inc.†	9.875%	8/15/2018	3,000	2,887,500
McDonald’s Corp.	5.00%	2/1/2019	1,800	2,046,947
River Rock Entertainment Authority (The)	9.75%	11/1/2011	1,700	1,547,000
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	850	878,156
Starwood Hotels & Resorts Worldwide, Inc.	7.875%	10/15/2014	2,000	2,292,500
Station Casinos, Inc.(f)	6.50%	2/1/2014	4,000	1,600
Wendy’s/Arby’s Restaurants LLC	10.00%	7/15/2016	3,000	3,285,000
Wyndham Worldwide Corp.	5.75%	2/1/2018	550	567,648

Total				16,711,179

Household Durables 0.39%
K. Hovnanian Enterprises, Inc.	10.625%	10/15/2016	1,675	1,702,219
Lennar Corp.	12.25%	6/1/2017	2,500	3,006,250
Viking Acquisition, Inc.†	9.25%	11/1/2018	725	726,812

Total				5,435,281

Independent Power Producers & Energy Traders 0.90%
AES Corp. (The)	8.00%	10/15/2017	2,500	2,612,500
Dynegy Holdings, Inc.	8.375%	5/1/2016	5,000	3,675,000
Mirant Americas Generation LLC	9.125%	5/1/2031	6,450	6,192,000

Total				12,479,500

Information Technology Services 0.66%
SunGard Data Systems, Inc.†	7.375%	11/15/2018	2,000	1,990,000
SunGard Data Systems, Inc.†	7.625%	11/15/2020	900	904,500

See Notes to Financial Statements.

20

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Information Technology Services (continued)
SunGard Data Systems, Inc.	10.25%		8/15/2015	$6,000	$6,240,000

Total					9,134,500

Insurance 0.22%
Liberty Mutual Group, Inc.†	10.75%		6/15/2058	2,500	3,075,000

Leisure Equipment & Products 0.38%
Expedia, Inc.	8.50%		7/1/2016	1,500	1,653,750
Mattel, Inc.	4.35%		10/1/2020	425	424,470
Speedway Motorsports, Inc.	8.75%		6/1/2016	3,000	3,240,000

Total					5,318,220

Machinery 0.20%
Oshkosh Corp.	8.50%		3/1/2020	2,500	2,725,000

Media 1.18%
Affinion Group, Inc.	11.50%		10/15/2015	4,000	4,050,000
CCO Holdings LLC/CCO Holdings Capital Corp.†	8.125%		4/30/2020	3,500	3,692,500
Gray Television, Inc.	10.50%		6/29/2015	1,500	1,507,500
Mediacom Broadband LLC	8.50%		10/15/2015	4,175	4,185,437
Mediacom Communications Corp.	9.125%		8/15/2019	1,500	1,522,500
WMG Acquisition Corp.	9.50%		6/15/2016	1,420	1,487,450

Total					16,445,387

Metals & Mining 0.90%
Cliffs Natural Resources, Inc.	5.90%		3/15/2020	3,500	3,786,748
FMG Resources August 2006 Pty Ltd. (Australia)†(b)	7.00%		11/1/2015	450	457,875
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	3,500	3,914,361
Noranda Aluminum Acquisition Corp. PIK	5.193%	#	5/15/2015	3,320	2,946,044
Teck Resources Ltd. (Canada)(b)	9.75%		5/15/2014	1,114	1,376,512

Total					12,481,540

Multi-Line Retail 0.21%
Macy’s Retail Holdings, Inc.	8.375%		7/15/2015	2,500	2,925,000

Multi-Utilities 0.59%
Black Hills Corp.	9.00%		5/15/2014	3,650	4,272,606
NiSource Finance Corp.	10.75%		3/15/2016	3,000	3,969,474

Total					8,242,080

See Notes to Financial Statements.

21

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil, Gas & Consumable Fuels 1.90%
CONSOL Energy, Inc.†	8.25%	4/1/2020	$3,500	$3,806,250
Continental Resources, Inc.	8.25%	10/1/2019	6,000	6,690,000
El Paso Corp.	7.00%	6/15/2017	2,630	2,784,228
El Paso Corp.	7.25%	6/1/2018	3,300	3,532,874
Forest Oil Corp.	7.25%	6/15/2019	2,000	2,050,000
Linn Energy LLC/Linn Energy Finance Corp.†	7.75%	2/1/2021	1,850	1,887,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	3,000	3,082,500
Tennessee Gas Pipeline Co.	7.00%	10/15/2028	2,000	2,157,752
Whiting Petroleum Corp.	6.50%	10/1/2018	450	459,000

Total				26,449,604

Personal Products 0.22%
Elizabeth Arden, Inc.	7.75%	1/15/2014	3,000	3,063,750

Pharmaceuticals 0.10%
Mylan, Inc.†	7.625%	7/15/2017	650	692,250
Mylan, Inc.†	7.875%	7/15/2020	650	696,313

Total				1,388,563

Real Estate Investment Trusts 0.12%
ProLogis	6.875%	3/15/2020	1,500	1,643,706

Specialty Retail 0.44%
Brookstone Co., Inc.†	13.00%	10/15/2014	1,564	1,431,060
Limited Brands, Inc.	8.50%	6/15/2019	4,000	4,630,000

Total				6,061,060

Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank(f)	6.875%	6/15/2011	4,350	16,313

Tobacco 0.10%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	8.50%	5/15/2018	1,375	1,375,000

Transportation Infrastructure 0.10%
Asciano Finance Ltd. (Australia)†(b)	4.625%	9/23/2020	1,500	1,460,117

Wireless Telecommunication Services 0.35%
Sprint Capital Corp.	6.90%	5/1/2019	5,000	4,812,500

Total High Yield Corporate Bonds (cost $310,838,965)				317,185,131

See Notes to Financial Statements.

22

Schedule of Investments (continued)

November 30, 2010

Investments	Interest Rate		Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.00%

Thrifts & Mortgage Finance
Fannie Mae* (cost $3,071,479)	8.25%		122	$62,985

	Exercise Price	Expiration Date
WARRANTS 0.03%

Auto Components 0.02%
Cooper-Standard Holdings, Inc.*	$27.33	11/27/2017	8	170,268
Cooper-Standard Holdings, Inc.*(a)	27.33	11/27/2017	7	136,605

Total				306,873

Media 0.01%
Charter Communications, Inc.*	46.86	11/30/2014	9	44,585

Total Warrants (cost $175,119)				351,458

Total Long-Term Investments (cost $1,266,726,842)				1,377,436,086

			Principal Amount (000)

SHORT-TERM INVESTMENT 0.13%

Repurchase Agreement
Repurchase Agreement dated 11/30/2010, 0.03% due 12/1/2010 with Fixed Income Clearing Corp. collateralized by $1,915,000 of Federal Home Loan Mortgage Corp. at 0.515% due 11/26/2012; value: $1,910,213; proceeds: $1,869,351 (cost $1,869,350)			$1,869	1,869,350

Total Investments in Securities 99.36% (cost $1,268,596,192)				1,379,305,436

Foreign Cash and Other Assets in Excess of Liabilities(h) 0.64%				8,872,444

Net Assets 100.00%				$1,388,177,880

ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Unit	More than one class of securities traded together.
*	Non-income producing security.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

23

Schedule of Investments (concluded)

November 30, 2010

#	Variable rate security. The interest rate represents the rate in effect at November 30, 2010.
(a)	Restricted securities of Cooper Standard Holdings, Inc. acquired through private placement during the fiscal year ended November 30, 2010 are as follows:

Investment Type	Acquisition Date	Acquired Shares	Cost on Acquisition Date	Fair value per share at November 30, 2010
Common Stock	May 24, 2010	112,304	$2,473,355	$42.00
Convertible Preferred Stock	May 24, 2010	3,840	384,000	175.00
Convertible Preferred Stock	July 19, 2010	40	4,000	175.00
Warrant	May 27, 2010	6,505	–	21.00

(b)	Foreign security traded in U.S. dollars.
(c)	Restricted security. The Fund acquired 68,210 shares in a private placement on June 11, 2009 for a cost of $1,278,938. The fair value price per share on November 30, 2010 is $33.52.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate in effect at November 30, 2010.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Defaulted security.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on open futures contracts as follows:

Open Futures Contracts at November 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	December 2010	250	Short	$(31,261,719)	$(257,015)

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

November 30, 2010

ASSETS:
Investments in securities, at value (cost $1,268,596,192)	$1,379,305,436
Deposits with broker for futures collateral	350,000
Foreign cash, at value (cost $800,434)	808,981
Receivables:
Interest and dividends	9,177,642
Investment securities sold	2,936,825
Capital shares sold	902,930
Prepaid expenses and other assets	78,695
Total assets	1,393,560,509
LIABILITIES:
Payables:
Investment securities purchased	2,383,550
Capital shares reacquired	1,227,277
Management fee	851,097
12b-1 distribution fees	345,966
Directors’ fees	147,123
Fund administration	46,286
Variation margin	42,938
To affiliates (See Note 3)	47,321
Accrued expenses and other liabilities	291,071
Total liabilities	5,382,629
NET ASSETS	$1,388,177,880
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,547,502,101
Undistributed net investment income	4,523,522
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(274,310,691)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	110,462,948
Net Assets	$1,388,177,880

See Notes to Financial Statements.

25

Statement of Assets and Liabilities (concluded)

November 30, 2010

Net assets by class:
Class A Shares	$933,371,216
Class B Shares	$48,713,758
Class C Shares	$56,383,218
Class F Shares	$7,394,847
Class I Shares	$337,977,733
Class P Shares	$2,191,039
Class R2 Shares	$30,144
Class R3 Shares	$2,115,925
Outstanding shares by class:
Class A Shares (300 million shares of common stock authorized, $.001 par value)	82,903,538
Class B Shares (30 million shares of common stock authorized, $.001 par value)	4,364,097
Class C Shares (20 million shares of common stock authorized, $.001 par value)	5,041,181
Class F Shares (30 million shares of common stock authorized, $.001 par value)	657,039
Class I Shares (100 million shares of common stock authorized, $.001 par value)	29,838,740
Class P Shares (20 million shares of common stock authorized, $.001 par value)	194,068
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	2,664,277
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	188,333
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.26
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$11.95
Class B Shares-Net asset value	$11.16
Class C Shares-Net asset value	$11.18
Class F Shares-Net asset value	$11.25
Class I Shares-Net asset value	$11.33
Class P Shares-Net asset value	$11.29
Class R2 Shares-Net asset value	$11.31
Class R3 Shares-Net asset value	$11.24

See Notes to Financial Statements.

26

Statement of Operations

For the Year Ended November 30, 2010

Investment income:
Dividends (net of foreign withholding taxes of $215,414)	$22,468,767
Interest	31,859,761
Total investment income	54,328,528
Expenses:
Management fee	10,148,166
12b-1 distribution plan-Class A	3,313,264
12b-1 distribution plan-Class B	520,067
12b-1 distribution plan-Class C	569,084
12b-1 distribution plan-Class F	5,757
12b-1 distribution plan-Class P	10,772
12b-1 distribution plan-Class R2	164
12b-1 distribution plan-Class R3	6,507
Shareholder servicing	1,547,809
Subsidy (See Note 3)	557,102
Fund administration	551,324
Registration	141,236
Reports to shareholders	136,503
Professional	53,820
Directors’ fees	48,767
Custody	36,989
Other	52,109
Gross expenses	17,699,440
Expense reductions (See Note 7)	(1,270)
Management fee waived (See Note 3)	(87,261)
Net expenses	17,610,909
Net investment income	36,717,619
Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	24,854,330
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	93,553,768
Net realized and unrealized gain	118,408,098
Net Increase in Net Assets Resulting From Operations	$155,125,717

See Notes to Financial Statements.

27

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
Operations:
Net investment income	$36,717,619	$45,411,440
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	24,854,330	(145,541,267)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	93,553,768	380,215,139
Net increase in net assets resulting from operations	155,125,717	280,085,312
Distributions to shareholders from:
Net investment income
Class A	(26,532,498)	(36,274,975)
Class B	(1,130,938)	(1,647,951)
Class C	(1,233,119)	(1,895,565)
Class F	(168,005)	(114,438)
Class I	(9,743,835)	(10,061,743)
Class P	(67,250)	(100,533)
Class R2	(680)	(753)
Class R3	(31,016)	(5,287)
Total distributions to shareholders	(38,907,341)	(50,101,245)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	179,592,332	312,953,012
Reinvestment of distributions	38,022,779	48,870,715
Cost of shares reacquired	(350,504,539)	(339,821,891)
Net increase (decrease) in net assets resulting from capital share transactions	(132,889,428)	22,001,836
Net increase (decrease) in net assets	(16,671,052)	251,985,903
NET ASSETS:
Beginning of year	$1,404,848,932	$1,152,863,029
End of year	$1,388,177,880	$1,404,848,932
Undistributed net investment income	$4,523,522	$5,827,995

See Notes to Financial Statements.

28

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.35	$ 8.66	$13.49	$13.56	$12.44

Investment operations:

Net investment income(a)	.28	.34	.41	.37	.33

Net realized and unrealized gain (loss)	.93	1.72	(4.26)	.33	1.29

Total from investment operations	1.21	2.06	(3.85)	.70	1.62

Distributions to shareholders from:

Net investment income	(.30)	(.37)	(.44)	(.35)	(.36)

Net realized gain	–	–	(.54)	(.42)	(.14)

Total distributions	(.30)	(.37)	(.98)	(.77)	(.50)

Net asset value, end of year	$11.26	$10.35	$ 8.66	$13.49	$13.56

Total Return(b)	11.90%	24.58%	(30.43)%	5.27%	13.42%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.31%	1.37%	1.32%	1.29%	1.33%

Expenses, including expense reductions and management fee waived	1.31%	1.37%	1.32%	1.29%	1.33%

Expenses, excluding expense reductions and management fee waived	1.31%	1.37%	1.32%	1.29%	1.33%

Net investment income	2.64%	3.66%	3.61%	2.68%	2.60%

Supplemental Data:
Net assets, end of year (000)	$933,371	$974,791	$852,774	$1,379,814	$1,111,167

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%	43.85%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

29

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.26	$ 8.59	$13.38	$13.46	$12.36

Investment operations:

Net investment income(a)	.21	.27	.33	.28	.24

Net realized and unrealized gain (loss)	.92	1.71	(4.21)	.33	1.28

Total from investment operations	1.13	1.98	(3.88)	.61	1.52

Distributions to shareholders from:

Net investment income	(.23)	(.31)	(.37)	(.27)	(.28)

Net realized gain	–	–	(.54)	(.42)	(.14)

Total distributions	(.23)	(.31)	(.91)	(.69)	(.42)

Net asset value, end of year	$11.16	$10.26	$ 8.59	$13.38	$13.46

Total Return(b)	11.17%	23.75%	(30.86)%	4.56%	12.62%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.96%	2.02%	1.97%	1.94%	1.98%

Expenses, including expense reductions and management fee waived	1.96%	2.02%	1.97%	1.94%	1.98%

Expenses, excluding expense reductions and management fee waived	1.96%	2.02%	1.97%	1.94%	1.98%

Net investment income	1.99%	3.00%	2.96%	2.03%	1.95%

Supplemental Data:
Net assets, end of year (000)	$48,714	$53,941	$44,682	$74,748	$64,045

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%	43.85%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

30

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$ 8.60	$13.40	$13.48	$12.37

Investment operations:

Net investment income(a)	.21	.28	.33	.28	.24

Net realized and unrealized gain (loss)	.92	1.71	(4.23)	.33	1.28

Total from investment operations	1.13	1.99	(3.90)	.61	1.52

Distributions to shareholders from:

Net investment income	(.23)	(.31)	(.36)	(.27)	(.27)

Net realized gain	–	–	(.54)	(.42)	(.14)

Total distributions	(.23)	(.31)	(.90)	(.69)	(.41)

Net asset value, end of year	$11.18	$10.28	$ 8.60	$13.40	$13.48

Total Return(b)	11.15%	23.82%	(30.90)%	4.57%	12.68%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.96%	2.02%	1.97%	1.94%	1.98%

Expenses, including expense reductions and management fee waived	1.96%	2.02%	1.97%	1.94%	1.98%

Expenses, excluding expense reductions and management fee waived	1.96%	2.02%	1.97%	1.94%	1.98%

Net investment income	1.99%	3.02%	2.95%	2.03%	1.95%

Supplemental Data:
Net assets, end of year (000)	$56,383	$59,267	$54,081	$99,713	$77,477

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%	43.85%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

31

Financial Highlights (continued)

	Class F Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$ 8.65	$13.49	$13.83

Investment operations:

Net investment income(b)	.31	.34	.43	.06

Net realized and unrealized gain (loss)	.93	1.75	(4.25)	(.40)

Total from investment operations	1.24	2.09	(3.82)	(.34)

Distributions to shareholders from:

Net investment income	(.33)	(.40)	(.48)	–

Net realized gain	–	–	(.54)	–

Total distributions	(.33)	(.40)	(1.02)	–

Net asset value, end of period	$11.25	$10.34	$ 8.65	$13.49

Total Return(c)	12.09%	25.05%	(30.31)%	(2.46	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.06%	1.11%	1.10%	.18	%(d)

Expenses, including expense reductions and management fee waived	1.06%	1.11%	1.10%	.18	%(d)

Expenses, excluding expense reductions and management fee waived	1.06%	1.11%	1.10%	.18	%(d)

Net investment income	2.91%	3.66%	4.21%	.47	%(d)

Supplemental Data:
Net assets, end of period (000)	$7,395	$4,238	$1,194	$10

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

32

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.41	$ 8.70	$13.56	$13.62	$12.50

Investment operations:

Net investment income(a)	.32	.36	.45	.41	.37

Net realized and unrealized gain (loss)	.94	1.75	(4.28)	.35	1.29

Total from investment operations	1.26	2.11	(3.83)	.76	1.66

Distributions to shareholders from:

Net investment income	(.34)	(.40)	(.49)	(.40)	(.40)

Net realized gain	–	–	(.54)	(.42)	(.14)

Total distributions	(.34)	(.40)	(1.03)	(.82)	(.54)

Net asset value, end of year	$11.33	$10.41	$ 8.70	$13.56	$13.62

Total Return(b)	12.33%	25.13%	(30.24)%	5.67%	13.75%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.96%	1.01%	.97%	.96%	.98%

Expenses, including expense reductions and management fee waived	.96%	1.01%	.97%	.96%	.98%

Expenses, excluding expense reductions and management fee waived	.96%	1.01%	.97%	.96%	.98%

Net investment income	2.98%	3.91%	3.97%	2.98%	2.95%

Supplemental Data:
Net assets, end of year (000)	$337,978	$309,336	$197,714	$271,015	$10,342

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%	43.85%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

33

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.38	$ 8.68	$13.52	$13.59	$12.47

Investment operations:

Net investment income(a)	.27	.33	.40	.36	.32

Net realized and unrealized gain (loss)	.93	1.73	(4.27)	.33	1.29

Total from investment operations	1.20	2.06	(3.87)	.69	1.61

Distributions to shareholders from:

Net investment income	(.29)	(.36)	(.43)	(.34)	(.35)

Net realized gain	–	–	(.54)	(.42)	(.14)

Total distributions	(.29)	(.36)	(.97)	(.76)	(.49)

Net asset value, end of year	$11.29	$10.38	$ 8.68	$13.52	$13.59

Total Return(b)	11.75%	24.52%	(30.50)%	5.15%	13.31%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.41%	1.46%	1.42%	1.39%	1.43%

Expenses, including expense reductions and management fee waived	1.41%	1.46%	1.42%	1.39%	1.43%

Expenses, excluding expense reductions and management fee waived	1.41%	1.46%	1.42%	1.39%	1.43%

Net investment income	2.54%	3.54%	3.52%	2.58%	2.50%

Supplemental Data:
Net assets, end of year (000)	$2,191	$2,906	$2,370	$3,062	$2,365

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%	43.85%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

34

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.40	$ 8.70	$13.48	$13.83

Investment operations:

Net investment income(b)	.26	.31	.44	.05

Net realized and unrealized gain (loss)	.92	1.75	(4.27)	(.40)

Total from investment operations	1.18	2.06	(3.83)	(.35)

Distributions to shareholders from:

Net investment income	(.27)	(.36)	(.41)	–

Net realized gain	–	–	(.54)	–

Total distributions	(.27)	(.36)	(.95)	–

Net asset value, end of period	$11.31	$10.40	$ 8.70	$13.48

Total Return(c)	11.56%	24.47%	(30.23)%	(2.53	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.55%	1.49%	1.06%	.27	%(d)

Expenses, including expense reductions and management fee waived	1.55%	1.49%	1.06%	.27	%(d)

Expenses, excluding expense reductions and management fee waived	1.56%	1.49%	1.06%	.27	%(d)

Net investment income	2.39%	3.34%	3.87%	.37	%(d)

Supplemental Data:
Net assets, end of period (000)	$30	$29	$7	$10

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

35

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$ 8.65	$13.48	$13.83

Investment operations:

Net investment income(b)	.27	.29	.39	.05

Net realized and unrealized gain (loss)	.93	1.76	(4.25)	(.40)

Total from investment operations	1.20	2.05	(3.86)	(.35)

Distributions to shareholders from:

Net investment income	(.29)	(.37)	(.43)	–

Net realized gain	–	–	(.54)	–

Total distributions	(.29)	(.37)	(.97)	–

Net asset value, end of period	$11.24	$10.33	$ 8.65	$13.48

Total Return(c)	11.73%	24.46%	(30.54)%	(2.53	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.45%	1.50%	1.40%	.25	%(d)

Expenses, including expense reductions and management fee waived	1.45%	1.50%	1.40%	.25	%(d)

Expenses, excluding expense reductions and management fee waived	1.46%	1.50%	1.40%	.25	%(d)

Net investment income	2.49%	3.03%	3.65%	.39	%(d)

Supplemental Data:
Net assets, end of period (000)	$2,116	$341	$42	$10

Portfolio turnover rate	29.52%	52.24%	54.70%	26.32%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

36

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its classes: Lord Abbett Capital Structure Fund (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. On March 31, 2010, the Fund no longer made Class B shares available for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not

37

Notes to Financial Statements (continued)

readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended November 30, 2007 through November 30, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

38

Notes to Financial Statements (continued)

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

39

Notes to Financial Statements (continued)

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of November 30, 2010, the Fund had no unfunded loan commitments.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$774,287,359	$4,716,768	$–	$779,004,127
Convertible Bonds	–	116,361,589	–	116,361,589
Convertible Preferred Stocks	57,955,370	44,613,700	–	102,569,070
Floating Rate Loans	–	6,069,676	–	6,069,676
Foreign Common Stocks	55,832,050	–	–	55,832,050
High Yield Corporate Bonds	–	317,185,131	–	317,185,131
Non-Convertible Preferred Stock	62,985	-	–	62,985
Warrants	–	351,458	–	351,458
Repurchase Agreement	–	1,869,350	–	1,869,350
Total	$888,137,764	$491,167,672	$–	$1,379,305,436
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	257,015	–	–	257,015
Total	$257,015	$–	$–	$257,015

*	See Schedule of Investments for values in each industry.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Balance as of December 1, 2009	Accrued discounts/ premiums	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net purchase (sales)	Net transfers in or out of Level 3	Balance as of November 30, 2010
Common Stocks	$1,736,357	$–	$–	$–	$–	$(1,736,357)	$–
Warrant	31,210	–	–	–	–	(31,210)	–
Total	$1,767,567	$–	$–	$–	$–	$(1,767,567)	$–

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund entered into U.S. Treasury futures contracts during the fiscal year ended November 30, 2010 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2010, the Fund had a futures interest rate contract with a cumulative unrealized depreciation of $(257,015), which is included in the Schedule of Investments. Only the current day’s variation margin is included in the Statement of Assets and Liabilities. Amounts of $(2,122,171) and $(257,015) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was 173.

41

Notes to Financial Statements (continued)

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended November 30, 2010, the effective management fee, net of waivers, was at an annualized rate of .73% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period April 1, 2010 through March 31, 2011, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of .95%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of November 30, 2010, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund were 16.14%, 4.77% and 3.19%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

42

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2010:

Distributor Commissions	Dealers’ Concessions
$558,971	$2,976,493

Distributor received CDSCs of $4,324 and $6,169 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2010.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 16, 2010, a special net investment income distribution of approximately $418,000 was declared by the Fund. The distribution was paid on December 17, 2010 to shareholders of record on December 16, 2010.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 was as follows:

	Year Ended 11/30/10	Year Ended 11/30/09
Distributions paid from:
Ordinary income	$38,907,341	$50,101,245
Total distributions paid	$38,907,341	$50,101,245

As of November 30, 2010, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$6,297,694
Total undistributed earnings	$6,297,694
Capital loss carryforwards*	(273,769,896)
Temporary differences	(156,777)
Unrealized gains – net	108,304,758
Total accumulated losses – net	$(159,324,221)

*	As of November 30, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$92,259,123	$181,510,773	$273,769,896

43

Notes to Financial Statements (continued)

Certain losses incurred after October 31 (“Post October Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer ordinary losses of $9,654 during fiscal 2010.

As of November 30, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,271,011,397
Gross unrealized gain	180,918,032
Gross unrealized loss	(72,623,993)
Net unrealized security gain	$108,294,039

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization, wash sales and certain securities.

Permanent items identified during the fiscal year ended November 30, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$885,249	$(885,249)

The permanent differences are attributable to the tax treatment of premium amortization, foreign currency transactions and certain securities.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2010 were as follows:

Purchases	Sales
$399,938,040	$534,680,295

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

44

Notes to Financial Statements (continued)

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through Other expenses on the Statement of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2010.

On November 22, 2010, the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 3, 2011.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund’s equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising equity securities market than a fund investing solely in equity securities. In addition, if the Fund’s assessment of a company’s value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund’s fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called “junk bonds”) in which the Fund may invest.

45

Notes to Financial Statements (continued)

Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its assets in foreign securities. The Fund’s exposure to foreign companies (and ADRs) presents increased market, liquidity, currency, political and other risks. The Fund may invest up to 10% of its net assets in senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

These factors can affect the Fund’s performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2010		Year Ended November 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,022,101	$129,437,705	24,397,409	$219,837,386
Converted from Class B*	243,379	2,600,784	202,513	1,823,949
Reinvestment of distributions	2,458,430	26,038,010	3,999,856	35,630,378
Shares reacquired	(26,032,315)	(279,130,541)	(32,916,830)	(299,560,999)
Decrease	(11,308,405)	$(121,054,042)	(4,317,052)	$(42,269,286)

Class B Shares
Shares sold	366,190	$3,880,348	1,309,290	$11,729,837
Reinvestment of distributions	103,511	1,087,661	176,191	1,556,980
Shares reacquired	(1,117,706)	(11,936,016)	(1,232,027)	(11,048,955)
Converted to Class A*	(245,466)	(2,600,784)	(199,978)	(1,823,949)
Increase (decrease)	(893,471)	$(9,568,791)	53,476	$413,913

Class C Shares
Shares sold	785,460	$8,434,210	1,123,147	$10,087,605
Reinvestment of distributions	89,587	943,135	165,778	1,465,722
Shares reacquired	(1,599,215)	(17,098,265)	(1,812,034)	(16,201,048)
Decrease	(724,168)	$(7,720,920)	(523,109)	$(4,647,721)

Class F Shares
Shares sold	551,075	$5,858,704	424,991	$3,694,216
Reinvestment of distributions	10,786	114,399	6,724	61,071
Shares reacquired	(314,523)	(3,412,001)	(160,021)	(1,502,234)
Increase	247,338	$2,561,102	271,694	$2,253,053

Class I Shares
Shares sold	2,760,794	$29,717,703	7,218,667	$66,816,612
Reinvestment of distributions	915,001	9,743,781	1,113,858	10,061,704
Shares reacquired	(3,557,798)	(37,313,411)	(1,327,048)	(10,957,373)
Increase	117,997	$2,148,073	7,005,477	$65,920,943

46

Notes to Financial Statements (concluded)

	Year Ended November 30, 2010		Year Ended November 30, 2009
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	34,612	$373,214	45,886	$413,092
Reinvestment of distributions	6,121	65,014	10,062	89,967
Shares reacquired	(126,795)	(1,368,939)	(48,927)	(442,939)
Increase (decrease)	(86,062)	$(930,711)	7,021	$60,120

Class R2 Shares
Shares sold	277.000	$2,983	2,977	$26,040
Reinvestment of distributions	45.000	484	55	491
Shares reacquired	(401.723)	(4,210)	(1,071)	(9,795)
Increase (decrease)	(79.723)	$(743)	1,961	$16,736

Class R3 Shares
Shares sold	174,858	$1,887,465	37,897	$348,224
Reinvestment of distributions	2,870	30,295	469	4,402
Shares reacquired	(22,364)	(241,156)	(10,212)	(98,548)
Increase	155,364	$1,676,604	28,154	$254,078

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Capital Structure Fund, one of the portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”), as of November 30, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Capital Structure Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 28, 2011

48

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

49

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 to 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

50

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

51

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

52

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

53

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

52.82% of the ordinary income distributions paid by the Fund during the fiscal year ended November 30, 2010 is qualified dividend income. For corporate shareholders, only 48.12% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

For foreign shareholders 59.30% of the distributions paid by the Fund represents interest related dividends.

54

This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Capital Structure Fund

LAAMF-2-1110

(01/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Growth Opportunities Fund

For the fiscal year ended November 30, 2010

Lord Abbett Research Fund

Lord Abbett Growth Opportunities Fund

Annual Report

For the fiscal year ended November 30, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Growth Opportunities Fund for the fiscal year ended November 30, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended November 30, 2010, the Fund returned 25.16%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 26.33% over the same period.

While the 12-month period was characterized by a near-constant debate about the likelihood of a double-dip recession, important developments throughout the year continually pointed to stability and recovery. Gross domestic product (GDP) advanced in each calendar quarter, household income increased, industrial production rose, and home prices stabilized. These developments led to significant gains for equities, particularly for small and mid-sized companies.

While the portfolio underperformed for the 12-month period, we are encouraged by the strength and nature of the stock market rally of late. During the last three months of the fiscal year, investors sought out companies with strong fundamentals and compelling growth characteristics. This was an attractive environment for our strategy of

1

conducting rigorous fundamental research to identify and invest in firms with strong relative growth characteristics.

Although our holdings in the financial sector contributed positively to the one-year return, the portfolio’s performance was not able to keep pace with the benchmark in this sector. The largest detractor from performance in the category was asset management firm Blackrock, Inc., whose shares declined amid concerns about fund flows and margin compression. Shares of CBOE Holdings, Inc., a company that operates the largest options market in the United States, declined over the period as competing exchanges siphoned trading volume from the company. Stock selection within the health care sector also detracted from relative performance, despite making a positive overall contribution. Intuitive Surgical, Inc., producer of the da Vinci robotic surgical system, suffered amid slower than expected procedure growth and reimbursement issues in Japan.

Performance was helped by the portfolio’s technology holdings, where strong stock selection and an overweight allocation accrued to our benefit. The largest contributor in the technology group was F5 Networks, Inc., which offers a superior solution for managing network traffic and has been gaining market share from key competitors. NetApp, Inc., a provider of data storage services that allow users to access data from any computer, also performed well as the growth of “cloud computing” has accelerated. Stock selection also was strong in the materials sector, where we saw appreciation of our holding in Walter Energy, Inc., a producer of metallurgical coal used for steel production.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

2

The views of the Fund’s management and the portfolio holdings described above are as of November 30, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Growth Index, the Russell Midcap Index and the S&P MidCap 400 Growth Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Russell Midcap® Index is a more appropriate benchmark for the Fund and therefore will remove the S&P MidCap 400 Growth Index from the next Annual Report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	17.93%	5.13%	3.55%	–
Class B4	20.33%	5.54%	3.64%	–
Class C5	24.35%	5.70%	3.50%	–
Class F6	25.49%	–	–	2.40%
Class I7	25.63%	6.76%	4.50%	–
Class P7	25.07%	6.28%	4.09%	–
Class R2[8]	24.88%	–	–	1.91%
Class R3[9]	24.99%	–	–	2.03%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 through November 30, 2010).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/10 – 11/30/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/10	11/30/10	6/1/10 - 11/30/10
Class A
Actual	$1,000.00	$1,154.60	$7.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.81	$7.33
Class B
Actual	$1,000.00	$1,150.90	$11.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.54	$10.61
Class C
Actual	$1,000.00	$1,151.00	$11.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.54	$10.61
Class F
Actual	$1,000.00	$1,156.20	$6.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.07
Class I
Actual	$1,000.00	$1,157.20	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.57
Class P
Actual	$1,000.00	$1,154.10	$8.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class R2
Actual	$1,000.00	$1,153.40	$9.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.57	$8.59
Class R3
Actual	$1,000.00	$1,154.00	$8.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.09

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.45% for Class A, 2.10% for Classes B and C, 1.20% for Class F, 1.10% for Class I, 1.55% for Class P, 1.70% for Class R2 and 1.60% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	24.04%	Industrials	15.37%
Consumer Staples	2.31%	Information Technology	23.28%
Energy	8.61%	Materials	8.01%
Financials	7.99%	Telecommunication Services	0.48%
Health Care	9.91%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

November 30, 2010

Investments	Shares	Value (000)
COMMON STOCKS 100.06%

Air Freight & Logistics 1.13%
C.H. Robinson Worldwide, Inc.	99,999	$7,371

Airlines 0.68%
United Continental Holdings, Inc.*	161,404	4,468

Auto Components 1.10%
Gentex Corp.	220,953	4,638
Lear Corp.*	29,461	2,586

Total		7,224

Biotechnology 2.06%
Alexion Pharmaceuticals, Inc.*	106,141	8,114
Human Genome Sciences, Inc.*	72,804	1,786
Onyx Pharmaceuticals, Inc.*	121,035	3,564

Total		13,464

Capital Markets 4.57%
Affiliated Managers Group, Inc.*	83,746	7,320
BlackRock, Inc.	14,333	2,336
Invesco Ltd.	202,947	4,412
Lazard Ltd. Class A	165,966	5,943
LPL Investment Holdings, Inc.*	87,900	2,980
T. Rowe Price Group, Inc.	117,334	6,844

Total		29,835

Chemicals 4.19%
Albemarle Corp.	135,313	7,319
Celanese Corp. Series A	136,081	5,035
FMC Corp.	57,181	4,450
Huntsman Corp.	305,606	4,728
LyondellBasell Industries NV Class A (Netherlands)*(a)	136,796	3,996

Investments	Shares	Value (000)
Olin Corp.	101,789	$1,860

Total		27,388

Commercial Banks 0.88%
City National Corp.	56,548	3,038
Fifth Third Bancorp	226,009	2,701

Total		5,739

Communications Equipment 1.33%
F5 Networks, Inc.*	46,134	6,084
Juniper Networks, Inc.*	76,618	2,607

Total		8,691

Computers & Peripherals 1.49%
NetApp, Inc.*	153,682	7,827
SanDisk Corp.*	42,888	1,913

Total		9,740

Diversified Financial Services 0.88%
Moody’s Corp.	215,645	5,786

Electrical Equipment 3.32%
AMETEK, Inc.	109,742	6,493
Cooper Industries plc	140,226	7,642
Rockwell Automation, Inc.	114,671	7,582

Total		21,717

Electronic Equipment, Instruments & Components 2.35%
Agilent Technologies, Inc.*	196,971	6,898
Amphenol Corp. Class A	74,553	3,730
Dolby Laboratories, Inc. Class A*	74,226	4,698

Total		15,326

Energy Equipment & Services 3.49%
Atwood Oceanics, Inc.*	101,386	3,609
Cameron International Corp.*	93,141	4,481
FMC Technologies, Inc.*	80,948	6,819
Weatherford International Ltd. (Switzerland)*(a)	385,539	7,869

Total		22,778

See Notes to Financial Statements.

7

Schedule of Investments (continued)

November 30, 2010

Investments	Shares	Value (000)
Food & Staples Retailing 0.89%
Whole Foods Market, Inc.*	123,300	$5,822

Food Products 1.08%
Green Mountain Coffee Roasters, Inc.*	191,152	7,088

Health Care Equipment & Supplies 2.13%
Edwards Lifesciences Corp.*	33,965	2,254
Hospira, Inc.*	135,900	7,646
Intuitive Surgical, Inc.*	15,346	3,994

Total		13,894

Health Care Providers & Services 2.80%
CIGNA Corp.	86,988	3,202
Express Scripts, Inc.*	93,232	4,856
Humana, Inc.*	113,270	6,348
Universal Health Services, Inc. Class B	94,811	3,899

Total		18,305

Hotels, Restaurants & Leisure 6.46%
Chipotle Mexican Grill, Inc.*	22,171	5,731
Darden Restaurants, Inc.	91,928	4,500
Gaylord Entertainment Co.*	127,287	4,370
Las Vegas Sands Corp.*	138,165	6,919
Marriott International, Inc. Class A	167,983	6,587
MGM Resorts International*	261,651	3,200
Royal Caribbean Cruises Ltd.*	103,394	4,162
Starwood Hotels & Resorts Worldwide, Inc.	118,090	6,712

Total		42,181

Information Technology Services 1.78%
MasterCard, Inc. Class A	13,055	3,094
VeriFone Systems, Inc.*	110,345	3,834
Western Union Co. (The)	265,766	4,688

Total		11,616

Investments	Shares	Value (000)
Insurance 0.72%
Marsh & McLennan Cos., Inc.	186,533	$4,678

Internet & Catalog Retail 1.34%
priceline.com, Inc.*	22,182	8,741

Internet Software & Services 1.41%
Akamai Technologies, Inc.*	117,744	6,145
Baidu, Inc. ADR*	29,238	3,076

Total		9,221

Leisure Equipment & Products 0.96%
Hasbro, Inc.	131,334	6,259

Life Sciences Tools & Services 1.05%
Illumina, Inc.*	113,997	6,853

Machinery 6.71%
Cummins, Inc.	86,703	8,421
Deere & Co.	68,961	5,151
Eaton Corp.	30,225	2,914
Flowserve Corp.	43,873	4,627
Ingersoll-Rand plc (Ireland)(a)	118,806	4,871
Kennametal, Inc.	102,728	3,474
Pall Corp.	115,288	5,219
Parker Hannifin Corp.	75,942	6,093
Trinity Industries, Inc.	135,278	3,098

Total		43,868

Media 2.48%
Interpublic Group of Cos., Inc. (The)*	606,474	6,459
Lamar Advertising Co. Class A*	152,884	5,618
Scripps Networks Interactive, Inc. Class A	80,571	4,105

Total		16,182

Metals & Mining 2.97%
Agnico-Eagle Mines Ltd. (Canada)(a)	73,271	5,914

See Notes to Financial Statements.

8

Schedule of Investments (continued)

November 30, 2010

Investments	Shares	Value (000)
Metals & Mining (continued)
Cliffs Natural Resources, Inc.	97,901	$6,690
Walter Energy, Inc.	66,556	6,831

Total		19,435

Multi-Line Retail 2.35%
J.C. Penney Co., Inc.	178,830	5,950
Nordstrom, Inc.	219,320	9,387

Total		15,337

Oil, Gas & Consumable Fuels 5.13%
Arch Coal, Inc.	43,074	1,258
Concho Resources, Inc.*	103,749	8,585
CONSOL Energy, Inc.	131,351	5,511
Continental Resources, Inc.*	103,746	5,545
Murphy Oil Corp.	61,090	4,125
Ultra Petroleum Corp.*	56,012	2,632
Whiting Petroleum Corp.*	53,436	5,881

Total		33,537

Paper & Forest Products 0.85%
International Paper Co.	221,341	5,527

Personal Products 0.34%
Avon Products, Inc.	77,830	2,223

Pharmaceuticals 1.88%
Perrigo Co.	32,417	1,953
Warner Chilcott plc Class A (Ireland)(a)	217,890	4,142
Watson Pharmaceuticals, Inc.*	126,428	6,162

Total		12,257

Professional Services 2.03%
Monster Worldwide, Inc.*	363,428	8,206
Robert Half International, Inc.	181,902	5,042

Total		13,248

Investments	Shares	Value (000)
Real Estate Management & Development 0.95%
CB Richard Ellis Group, Inc. Class A*	322,840	$6,195

Road & Rail 1.50%
Con-way, Inc.	98,690	3,336
Kansas City Southern*	136,168	6,446

Total		9,782

Semiconductors & Semiconductor Equipment 7.79%
Altera Corp.	164,655	5,778
Analog Devices, Inc.	196,626	6,992
Atheros Communications, Inc.*	148,896	4,848
Atmel Corp.*	462,974	4,810
Broadcom Corp. Class A	57,682	2,566
Cypress Semiconductor Corp.*	294,144	4,609
Lam Research Corp.*	68,875	3,122
Linear Technology Corp.	117,241	3,822
Marvell Technology Group Ltd.*	303,916	5,863
NVIDIA Corp.*	433,515	5,896
ON Semiconductor Corp.*	317,229	2,587

Total		50,893

Software 7.14%
Adobe Systems, Inc.*	55,196	1,531
ANSYS, Inc.*	66,877	3,243
BMC Software, Inc.*	121,986	5,416
Citrix Systems, Inc.*	118,560	7,875
Intuit, Inc.*	67,492	3,030
Nuance Communications, Inc.*	237,582	4,199
Red Hat, Inc.*	132,250	5,753
Rovi Corp.*	96,421	5,320
salesforce.com, Inc.*	60,963	8,487
SuccessFactors, Inc.*	59,826	1,805

Total		46,659

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

November 30, 2010

Investments	Shares	Value (000)
Specialty Retail 6.55%
American Eagle Outfitters, Inc.	172,267	$2,842
Bed Bath & Beyond, Inc.*	97,989	4,286
Dick’s Sporting Goods, Inc.*	138,197	4,728
Limited Brands, Inc.	273,033	9,193
O’Reilly Automotive, Inc.*	97,899	5,892
Ross Stores, Inc.	128,627	8,345
Tiffany & Co.	120,831	7,504

Total		42,790

Textiles, Apparel & Luxury Goods 2.82%
Coach, Inc.	112,709	6,373
Hanesbrands, Inc.*	145,702	3,956
Phillips-Van Heusen Corp.	119,487	8,106

Total		18,435

Wireless Telecommunication Services 0.48%
Crown Castle International Corp.*	74,847	3,109

Total Investments in Common Stocks 100.06% (cost $489,155,337)		653,662

Liabilities in Excess of Other Assets (0.06%)		(391)

Net Assets 100.00%		$653,271

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

November 30, 2010

ASSETS:
Investments in securities, at value (cost $489,155,337)	$653,662,118
Receivables:
Investment securities sold	652,929
Dividends	450,912
Capital shares sold	425,330
Prepaid expenses and other assets	58,314
Total assets	655,249,603
LIABILITIES:
Payables:
Capital shares reacquired	924,184
Management fee	424,178
12b-1 distribution fees	236,104
Directors’ fees	90,503
Fund administration	21,209
To bank	2,986
To affiliates (See Note 3)	11,467
Accrued expenses and other liabilities	268,188
Total liabilities	1,978,819
NET ASSETS	$653,270,784
COMPOSITION OF NET ASSETS:
Paid-in capital	$511,954,790
Accumulated net investment loss	(36,336)
Accumulated net realized loss on investments	(23,154,451)
Net unrealized appreciation on investments	164,506,781
Net Assets	$653,270,784

See Notes to Financial Statements.

11

Statement of Assets and Liabilities (concluded)

November 30, 2010

Net assets by class:
Class A Shares	$454,561,015
Class B Shares	$43,821,851
Class C Shares	$64,375,540
Class F Shares	$11,050,984
Class I Shares	$54,970,393
Class P Shares	$8,476,889
Class R2 Shares	$1,329,870
Class R3 Shares	$14,684,242
Outstanding shares by class:
Class A Shares (100 million shares of common stock authorized, $.001 par value)	21,201,261
Class B Shares (30 million shares of common stock authorized, $.001 par value)	2,245,060
Class C Shares (20 million shares of common stock authorized, $.001 par value)	3,300,060
Class F Shares (30 million shares of common stock authorized, $.001 par value)	511,425
Class I Shares (30 million shares of common stock authorized, $.001 par value)	2,448,923
Class P Shares (20 million shares of common stock authorized, $.001 par value)	397,057
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	62,505
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	687,540
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.44
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.75
Class B Shares-Net asset value	$19.52
Class C Shares-Net asset value	$19.51
Class F Shares-Net asset value	$21.61
Class I Shares-Net asset value	$22.45
Class P Shares-Net asset value	$21.35
Class R2 Shares-Net asset value	$21.28
Class R3 Shares-Net asset value	$21.36

See Notes to Financial Statements.

12

Statement of Operations

For the Year Ended November 30, 2010

Investment income:
Dividends	$5,188,635
Interest	239
Total investment income	5,188,874
Expenses:
Management fee	4,869,089
12b-1 distribution plan-Class A	1,493,530
12b-1 distribution plan-Class B	478,008
12b-1 distribution plan-Class C	634,094
12b-1 distribution plan-Class F	5,218
12b-1 distribution plan-Class P	40,032
12b-1 distribution plan-Class R2	6,232
12b-1 distribution plan-Class R3	40,276
Shareholder servicing	1,525,056
Fund administration	243,455
Subsidy (See Note 3)	117,059
Registration	82,767
Reports to shareholders	48,524
Professional	48,117
Directors’ fees	21,273
Custody	13,186
Other	25,055
Gross expenses	9,690,971
Expense reductions (See Note 7)	(608)
Management fee waived (See Note 3)	(200,432)
Net expenses	9,489,931
Net investment loss	(4,301,057)
Net realized and unrealized gain:
Net realized gain on investments	79,678,229
Net change in unrealized appreciation/depreciation on investments	61,350,584
Net realized and unrealized gain	141,028,813
Net Increase in Net Assets Resulting From Operations	$136,727,756

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
Operations:
Net investment loss	$(4,301,057)	$(3,439,396)
Net realized gain (loss) on investments	79,678,229	(72,411,670)
Net change in unrealized appreciation/depreciation on investments	61,350,584	240,075,680
Net increase in net assets resulting from operations	136,727,756	164,224,614
Distributions to shareholders from:
Net realized gain
Class A	-	(14,340,844)
Class B	-	(2,217,745)
Class C	-	(2,091,932)
Class F	-	(15,377)
Class I	-	(971,934)
Class P	-	(388,306)
Class R2	-	(5,141)
Class R3	-	(3,763)
Total distributions to shareholders	-	(20,035,042)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	100,440,597	98,858,879
Reinvestment of distributions	-	19,316,931
Cost of shares reacquired	(171,883,899)	(138,574,482)
Net decrease in net assets resulting from capital share transactions	(71,443,302)	(20,398,672)
Net increase in net assets	65,284,454	123,790,900
NET ASSETS:
Beginning of year	$587,986,330	$464,195,430
End of year	$653,270,784	$587,986,330
Accumulated net investment loss	$(36,336)	$(34,660)

See Notes to Financial Statements.

14

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$17.13	$12.93	$23.84	$22.02	$21.15

Investment operations:

Net investment loss(a)	(.12)	(.08)	(.15)	(.20)	(.15)

Net realized and unrealized gain (loss)	4.43	4.84	(7.91)	4.01	1.67

Total from investment operations	4.31	4.76	(8.06)	3.81	1.52

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	(1.99)	(.65)

Net asset value, end of year	$21.44	$17.13	$12.93	$23.84	$22.02

Total Return(b)	25.16%	38.43%	(38.34)%	18.81%	7.35%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.47%	1.55%	1.55%	1.53%	1.54%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.47%	1.55%	1.55%	1.53%	1.54%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%	1.61%	1.57%	1.54%	1.56%

Net investment loss	(.61)%	(.57)%	(.79)%	(.91)%	(.70)%

Supplemental Data:
Net assets, end of year (000)	$454,561	$414,930	$337,981	$613,735	$614,433

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%	159.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

15

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$15.70	$11.97	$22.41	$20.94	$20.27

Investment operations:

Net investment loss(a)	(.22)	(.16)	(.25)	(.32)	(.27)

Net realized and unrealized gain (loss)	4.04	4.45	(7.34)	3.78	1.59

Total from investment operations	3.82	4.29	(7.59)	3.46	1.32

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	(1.99)	(.65)

Net asset value, end of year	$19.52	$15.70	$11.97	$22.41	$20.94

Total Return(b)	24.33%	37.55%	(38.73)%	18.04%	6.66%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.12%	2.20%	2.20%	2.18%	2.19%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.12%	2.20%	2.20%	2.18%	2.19%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.15%	2.27%	2.22%	2.19%	2.21%

Net investment loss	(1.28)%	(1.22)%	(1.44)%	(1.56)%	(1.35)%

Supplemental Data:
Net assets, end of year (000)	$43,822	$51,703	$48,147	$101,200	$100,741

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%	159.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

16

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$15.69	$11.96	$22.40	$20.93	$20.26

Investment operations:

Net investment loss(a)	(.22)	(.16)	(.25)	(.32)	(.27)

Net realized and unrealized gain (loss)	4.04	4.45	(7.34)	3.78	1.59

Total from investment operations	3.82	4.29	(7.59)	3.46	1.32

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	(1.99)	(.65)

Net asset value, end of year	$19.51	$15.69	$11.96	$22.40	$20.93

Total Return(b)	24.35%	37.58%	(38.75)%	18.05%	6.66%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.12%	2.20%	2.20%	2.18%	2.19%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.12%	2.20%	2.20%	2.18%	2.19%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.15%	2.26%	2.23%	2.19%	2.21%

Net investment loss	(1.27)%	(1.22)%	(1.44)%	(1.56)%	(1.35)%

Supplemental Data:
Net assets, end of year (000)	$64,376	$63,732	$45,385	$83,891	$79,485

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%	159.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

17

Financial Highlights (continued)

	Class F Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$17.22	$12.96	$23.85	$23.81

Investment operations:

Net investment loss(b)	(.06)	(.05)	(.09)	(.03)

Net realized and unrealized gain (loss)	4.45	4.87	(7.95)	.07

Total from investment operations	4.39	4.82	(8.04)	.04

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	—

Net asset value, end of period	$21.61	$17.22	$12.96	$23.85

Total Return(c)	25.49%	38.82%	(38.22)%	.17	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.21%	1.30%	1.30%	.22	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.21%	1.30%	1.30%	.22	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.24%	1.34%	1.36%	.22	%(d)

Net investment loss	(.32)%	(.35)%	(.53)%	(.14	)%(d)

Supplemental Data:
Net assets, end of period (000)	$11,051	$2,362	$359	$10

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

18

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$17.87	$13.42	$24.56	$22.55	$21.57

Investment operations:

Net investment loss(a)	(.05)	(.03)	(.08)	(.12)	(.07)

Net realized and unrealized gain (loss)	4.63	5.04	(8.21)	4.12	1.70

Total from investment operations	4.58	5.01	(8.29)	4.00	1.63

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	(1.99)	(.65)

Net asset value, end of year	$22.45	$17.87	$13.42	$24.56	$22.55

Total Return(b)	25.63%	38.91%	(38.12)%	19.24%	7.73%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.11%	1.20%	1.20%	1.18%	1.19%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.11%	1.20%	1.20%	1.18%	1.19%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.15%	1.25%	1.23%	1.19%	1.22%

Net investment loss	(.25)%	(.22)%	(.41)%	(.55)%	(.32)%

Supplemental Data:
Net assets, end of year (000)	$54,970	$42,775	$23,175	$17,965	$19,631

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%	159.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

19

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$17.07	$12.90	$23.82	$22.02	$21.17

Investment operations:

Net investment loss(a)	(.14)	(.09)	(.17)	(.22)	(.17)

Net realized and unrealized gain (loss)	4.42	4.82	(7.90)	4.01	1.67

Total from investment operations	4.28	4.73	(8.07)	3.79	1.50

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	(1.99)	(.65)

Net asset value, end of year	$21.35	$17.07	$12.90	$23.82	$22.02

Total Return(b)	25.07%	38.28%	(38.42)%	18.71%	7.24%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.57%	1.65%	1.65%	1.63%	1.64%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.57%	1.65%	1.65%	1.63%	1.64%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.60%	1.72%	1.67%	1.64%	1.66%

Net investment loss	(.73)%	(.66)%	(.88)%	(1.01)%	(.79)%

Supplemental Data:
Net assets, end of year (000)	$8,477	$9,185	$8,945	$16,699	$15,856

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%	159.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

20

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$17.04	$12.90	$23.83	$23.81

Investment operations:

Net investment loss(b)	(.16)	(.13)	(.16)	(.05)

Net realized and unrealized gain (loss)	4.40	4.83	(7.92)	.07

Total from investment operations	4.24	4.70	(8.08)	.02

Distributions to shareholders from:

Net realized gain	—	(.56)	(2.85)	—

Net asset value, end of period	$21.28	$17.04	$12.90	$23.83

Total Return(c)	24.88%	38.04%	(38.45)%	.08	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.71%	1.80%	1.75%	.28	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.71%	1.80%	1.75%	.28	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.75%	1.83%	1.81%	.29	%(d)

Net investment loss	(.86)%	(.84)%	(.93)%	(.20	)%(d)

Supplemental Data:
Net assets, end of period (000)	$1,330	$1,118	$119	$10

Portfolio turnover rate	103.81%	80.21%	123.95%	101.25%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

21

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 11/30				9/28/2007(a) to 11/30/2007
	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$17.09		$12.91	$23.84	$23.81

Investment operations:

Net investment loss(b)	(.13)		(.12)	(.14)	(.04)

Net realized and unrealized gain (loss)	4.40		4.86	(7.94)	.07

Total from investment operations	4.27		4.74	(8.08)	.03

Distributions to shareholders from:

Net realized gain	—		(.56)	(2.85)	—

Net asset value, end of period	$21.36		$17.09	$12.91	$23.84

Total Return(c)	24.99%		38.33%	(38.43)%	.13	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.60%		1.70%	1.65%	.27	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.60%		1.70%	1.65%	.27	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.64%		1.72%	1.70%	.27	%(d)

Net investment loss	(.70	) %	(.76)%	(.82)%	(.18	)%(d)

Supplemental Data:
Net assets, end of period (000)	$14,684		$2,182	$85	$10

Portfolio turnover rate	103.81%		80.21%	123.95%	101.25%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

22

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its classes: Lord Abbett Growth Opportunities Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. On March 31, 2010, the Fund no longer made Class B shares available for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

23

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended November 30, 2007 through November 30, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment.

24

Notes to Financial Statements (continued)

A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$653,662	$—	$—	$653,662
Total	$653,662	$—	$—	$653,662

*	See Schedule of Investments for values in each industry.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For fiscal year ended November 30, 2010, the effective management fee, net of waivers, was at an annualized rate of .77% of the Fund’s average daily net assets.

25

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective April 1, 2010 through March 31, 2011, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

For the period December 1, 2009 through March 31, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annual rate of 1.20%.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of November 30, 2010, the percentages of the Fund’s outstanding shares owned by Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 2.26%, 3.37% and 1.66%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2010:

Distributor Commissions	Dealers’ Concessions
$99,200	$547,381

26

Notes to Financial Statements (continued)

Distributor received CDSCs of $13,210 and $14,213 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2010.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 was as follows:

	Year Ended 11/30/2010	Year Ended 11/30/2009
Distributions paid from:
Net long-term capital gains	$—	$20,035,042
Total distributions paid	$—	$20,035,042

As of November 30, 2010, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(22,658,368)
Temporary differences	(90,503)
Unrealized gains – net	164,064,865
Total accumulated gains – net	$141,315,994
*	As of November 30, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2017	Total
$22,658,368	$22,658,368

As of November 30, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$489,597,253
Gross unrealized gain	166,708,379
Gross unrealized loss	(2,643,514)
Net unrealized security gain	$164,064,865

27

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and certain securities.

Permanent items identified during the fiscal year ended November 30, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$4,299,381	$(3,484)	$(4,295,897)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions received.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2010 were as follows:

Purchases	Sales
$625,034,956	$698,497,832

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2010.

6. DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8. LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each

28

Notes to Financial Statements (continued)

participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through Other expenses on the Statement of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2010.

On November 22, 2010 the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 3, 2011.

9. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund’s performance.

29

Notes to Financial Statements (continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2010		Year Ended November 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,954,687	$55,825,409	3,877,165	$56,025,950
Converted from Class B*	406,020	7,658,205	381,746	5,359,380
Reinvestment of distributions	—	—	1,128,844	13,986,374
Shares reacquired	(6,382,181)	(119,847,201)	(7,305,370)	(101,966,867)
Decrease	(3,021,474)	$(56,363,587)	(1,917,615)	$(26,595,163)

Class B Shares
Shares sold	164,783	$2,802,208	500,693	$6,491,649
Reinvestment of distributions	—	—	182,332	2,082,099
Shares reacquired	(769,144)	(13,327,711)	(996,865)	(12,853,743)
Converted to Class A*	(444,512)	(7,658,205)	(415,128)	(5,359,380)
Decrease	(1,048,873)	$(18,183,708)	(728,968)	$(9,639,375)

Class C Shares
Shares sold	643,328	$11,056,493	1,167,445	$14,970,083
Reinvestment of distributions	—	—	164,095	1,872,334
Shares reacquired	(1,405,732)	(24,092,411)	(1,063,096)	(13,396,122)
Increase (decrease)	(762,404)	$(13,035,918)	268,444	$3,446,295

Class F Shares
Shares sold	447,344	$8,658,142	134,213	$1,705,435
Reinvestment of distributions	—	—	1,230	15,275
Shares reacquired	(73,101)	(1,390,312)	(25,922)	(376,956)
Increase	374,243	$7,267,830	109,521	$1,343,754

Class I Shares
Shares sold	228,641	$4,305,691	781,303	$11,958,450
Reinvestment of distributions	—	—	75,462	971,969
Shares reacquired	(173,266)	(3,462,347)	(190,229)	(2,440,817)
Increase	55,375	$843,344	666,536	$10,489,602

Class P Shares
Shares sold	107,715	$2,045,506	185,954	$2,730,598
Reinvestment of distributions	—	—	31,137	384,852
Shares reacquired	(248,560)	(4,524,049)	(372,475)	(5,033,116)
Decrease	(140,845)	$(2,478,543)	(155,384)	$(1,917,666)

Class R2 Shares
Shares sold	28,416	$533,759	70,079	$970,217
Reinvestment of distributions	—	—	21	265
Shares reacquired	(31,488)	(584,683)	(13,762)	(188,809)
Increase (decrease)	(3,072)	$(50,924)	56,338	$781,673

30

Notes to Financial Statements (concluded)

	Year Ended November 30, 2010		Year Ended November 30, 2009
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	806,893	$15,213,389	269,879	$4,006,497
Reinvestment of distributions	—	—	304	3,763
Shares reacquired	(247,061)	(4,655,185)	(149,071)	(2,318,052)
Increase	559,832	$10,558,204	121,112	$1,692,208

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Growth Opportunities Fund, one of the portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”), as of November 30, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Growth Opportunities Fund, one of the portfolios of Lord Abbett Research Fund, Inc. as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 28, 2011

32

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991-2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 to 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

34

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 -2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

37

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

38

This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Growth Opportunities Fund

LAGOF-2-1110

(01/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Classic Stock Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2010

Lord Abbett Research Fund

Lord Abbett Classic Stock Fund and

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Classic Stock Fund and Lord Abbett Small Cap Value Fund for the fiscal year ended November 30, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Classic Stock Fund

For the fiscal year ended November 30, 2010, the Fund returned 7.87%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned 11.48% over the same period.

The broad market generally advanced during the beginning of 2010, peaked in April, and then entered a period of dramatic uncertainty. The United States experienced downward revisions to gross domestic product (GDP), a fear of deflation, and a need for additional monetary easing. We continue to seek out investments in high-quality companies that we believe are capable of maintaining their strong competitive positions in a moderately improving economic environment.

The Fund’s relative performance was hampered most by stock selection within financials. Bank of America Corp., a financial holdings company, was hurt by concerns over financial regulation and global uncertainty related to the exposure of European banks to sovereign debt. The Fund’s overweight to the generally lackluster financials group also hurt performance relatively. Negative stock selection within the materials sector hampered relative performance, as shares of agricultural company Monsanto Co. fell amid growing generic competition from China in its Roundup chemical business. Shares of steel producer United States Steel Corp. were hurt midyear by concerns that the global economic slowdown would lower prices and profits for steel.

The largest contributor to performance during this period was a relative overweight to the strong performing consumer discretionary sector, along with positive stock selection. Casino resort Wynn Resorts, Inc. saw strong growth in its Macau property, coupled with a modest recovery in Las Vegas. Shares of Dick’s Sporting Goods, a seller of sports equipment, rose on same-store sales and stronger than expected third quarter earnings. Positive stock selection within the industrials sector also contributed to the Fund’s performance. Shares of Union Pacific Corp., a railroad operator, benefited from a recovery in business volume, as well as higher revenue.

Small Cap Value Fund

For the fiscal year ended November 30, 2010, the Fund returned 26.50%, reflecting performance at the NAV of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,2 which returned 23.66% over the same period.

Small cap companies performed well during the past year, with performance more than doubling the return of large cap companies. The small cap market segment (as measured by the Russell 2000® Index3) returned 26.98%, versus the 11.48% return of the Russell 1000® Index.1 Small companies also beat mid-sized companies, with the Russell Midcap® Index4 returning 24.04%.

Stock selection within the industrials and health care sectors contributed to the Fund’s performance for the year. Baldor Electric Co., an electrical components and equipment company within the industrials sector, announced an expectation for increased earnings and sales in the fiscal 2010 year, and strong demand helped the company’s revenues to increase by 11% in the first nine months. In addition, on November 30, 2010, ABB Ltd. announced that it would be acquiring Baldor Electric Co. at a 41% premium to the previous day’s closing price. Hexcel Corp., a company within the industrials sector that develops, manufactures, and markets composites, benefited from recovery and increased demand in its aerospace segments. Within the health care sector, HealthSpring, Inc., a managed care organization focused on Medicare Advantage plans, benefited from strong quarterly results over the past year. In August, the company announced that it will acquire Bravo Health, a private health care company.

Stock selection within the consumer staples sector detracted from performance for the fiscal year. Shares of Dean Foods

Co., a food and beverage company, fell after missing earnings expectations for fourth quarter 2009, first quarter 2010, and third quarter 2010. In addition, the company’s CFO announced his resignation in early November. Other notable detractors from overall performance were Wilmington Trust Corp. and Metals USA Holdings Corp. Shares of Wilmington Trust Corp., a financial holdings company within the financials sector, hit a 15-month high in mid-April, but fell due in part to increased loan provisions in the first two quarters of the year. Metals USA Holdings Corp., a fabricated products provider in the materials sector, was negatively affected by declining steel prices and weak demand.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2  The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

4  Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Classic Stock Fund. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Funds’ management and the portfolio holdings described above are as of November 30, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds’ prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Classic Stock Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	1.68%	1.58%	2.28%	–
Class B4	3.16%	1.95%	2.36%	–
Class C5	7.15%	2.12%	2.25%	–
Class F6	8.14%	–	–	-2.93%
Class I7	8.25%	3.16%	3.23%	–
Class P7	7.74%	2.69%	2.83%	–
Class R2[8]	7.61%	–	–	-3.11%
Class R3[9]	7.71%	–	–	-3.29%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	19.20%	5.29%	10.93%	–
Class B4	21.64%	5.67%	11.01%	–
Class C5	25.64%	5.81%	10.86%	–
Class F6	26.75%	–	–	0.64%
Class I7	26.89%	6.88%	11.97%	–
Class P7	26.30%	6.39%	11.47%	–
Class R2[8]	26.13%	–	–	4.16%
Class R3[9]	26.22%	–	–	4.24%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9    Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 through November 30, 2010).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/10 – 11/30/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Classic Stock Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/10	11/30/10	6/1/10 - 11/30/10
Class A
Actual	$1,000.00	$1,076.70	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class B
Actual	$1,000.00	$1,072.90	$8.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.24
Class C
Actual	$1,000.00	$1,073.20	$8.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.24
Class F
Actual	$1,000.00	$1,078.10	$3.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class I
Actual	$1,000.00	$1,078.80	$3.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.91	$3.19
Class P
Actual	$1,000.00	$1,076.30	$5.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R2
Actual	$1,000.00	$1,075.70	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.91	$6.23
Class R3
Actual	$1,000.00	$1,076.10	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.72

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.98% for Class A, 1.63% for Classes B and C, 0.73% for Class F, 0.63% for Class I, 1.08% for Class P, 1.23% for Class R2 and 1.13% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	14.61%	Information Technology	18.70%
Consumer Staples	5.85%	Materials	8.36%
Energy	11.20%	Telecommunication Services	1.88%
Financials	16.57%	Utilities	1.18%
Health Care	8.90%	Short-Term Investment	2.89%
Industrials	9.86%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/10	11/30/10	6/1/10 - 11/30/10
Class A
Actual	$1,000.00	$1,094.60	$6.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.77	$6.38
Class B
Actual	$1,000.00	$1,090.90	$10.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.26	$9.90
Class C
Actual	$1,000.00	$1,091.10	$10.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.26	$9.90
Class F
Actual	$1,000.00	$1,095.90	$5.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.78	$5.37
Class I
Actual	$1,000.00	$1,096.50	$5.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.86
Class P
Actual	$1,000.00	$1,094.00	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.02	$7.13
Class R2
Actual	$1,000.00	$1,092.80	$8.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class R3
Actual	$1,000.00	$1,093.80	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.78	$7.33

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.26% for Class A, 1.96% for Classes B and C, 1.06% for Class F, 0.96% for Class I, 1.41% for Class P, 1.55% for Class R2 and 1.45% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	11.82%	Information Technology	13.04%
Consumer Staples	1.35%	Materials	12.23%
Energy	4.75%	Utilities	0.93%
Financials	15.80%	Short-Term Investment	2.99%
Health Care	9.27%	Total	100.00%
Industrials	27.82%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CLASSIC STOCK FUND November 30, 2010

Investments	Shares	Value (000)
COMMON STOCKS 97.05%

Aerospace & Defense 2.67%
Boeing Co. (The)	9,996	$637
Goodrich Corp.	71,200	6,107
Honeywell International, Inc.	143,500	7,133
Precision Castparts Corp.	50,600	6,986
United Technologies Corp.	106,900	8,046

Total		28,909

Airlines 0.49%
AMR Corp.*	613,500	5,252

Automobiles 0.47%
General Motors Co.*	147,743	5,053

Beverages 2.32%
Coca-Cola Co. (The)	189,900	11,996
PepsiCo, Inc.	202,700	13,101

Total		25,097

Biotechnology 2.68%
Amgen, Inc.*	228,900	12,061
Celgene Corp.*	91,300	5,421
Gilead Sciences, Inc.*	59,724	2,180
Human Genome Sciences, Inc.*	296,600	7,276
Vertex Pharmaceuticals, Inc.*	61,000	2,021

Total		28,959

Capital Markets 4.82%
Bank of New York Mellon Corp. (The)	103,118	2,783
Franklin Resources, Inc.	48,300	5,511
Goldman Sachs Group, Inc. (The)	131,000	20,454
Morgan Stanley	372,000	9,099
State Street Corp.	134,300	5,802
T. Rowe Price Group, Inc.	144,400	8,423

Total		52,072

Investments	Shares	Value (000)
Chemicals 5.60%
Albemarle Corp.	96,900	$5,241
Celanese Corp. Series A	155,500	5,754
CF Industries Holdings, Inc.	37,600	4,541
Dow Chemical Co. (The)	347,500	10,835
E.I. du Pont de Nemours & Co.	107,600	5,056
LyondellBasell Industries NV Class A (Netherlands)*(a)	111,000	3,242
Monsanto Co.	167,445	10,033
Mosaic Co. (The)	32,400	2,191
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	95,300	13,699

Total		60,592

Commercial Banks 4.36%
Fifth Third Bancorp	687,800	8,219
PNC Financial Services Group, Inc. (The)	143,300	7,717
Regions Financial Corp.	812,200	4,370
SunTrust Banks, Inc.	182,600	4,266
U.S. Bancorp	332,000	7,895
Wells Fargo & Co.	538,700	14,658

Total		47,125

Communications Equipment 2.51%
Cisco Systems, Inc.*	632,800	12,124
QUALCOMM, Inc.	320,500	14,980

Total		27,104

Computers & Peripherals 6.37%
Apple, Inc.*	125,300	38,987
Compellent Technologies, Inc.*	109,700	2,852
Dell, Inc.*	682,100	9,017
EMC Corp.*	239,900	5,155
Hewlett-Packard Co.	186,968	7,840
Isilon Systems, Inc.*	89,000	3,004

See Notes to Financial Statements.

Schedule of Investments (continued)

CLASSIC STOCK FUND November 30, 2010

Investments	Shares	Value (000)
Computers & Peripherals (continued)
SMART Technologies, Inc. Class A (Canada)*(a)	201,700	$1,993

Total		68,848

Consumer Finance 0.85%
Capital One Financial Corp.	248,000	9,233

Diversified Financial Services 4.38%
Bank of America Corp.	1,624,748	17,791
Citigroup, Inc.*	2,168,900	9,109
JPMorgan Chase & Co.	546,228	20,418

Total		47,318

Diversified Telecommunication Services 1.87%
AT&T, Inc.	366,402	10,182
CenturyLink, Inc.	136,400	5,864
Verizon Communications, Inc.	131,700	4,216

Total		20,262

Electric: Utilities 0.52%
NextEra Energy, Inc.	60,932	3,084
Progress Energy, Inc.	57,800	2,525

Total		5,609

Electrical Equipment 0.76%
Emerson Electric Co.	149,278	8,221

Electronic Equipment, Instruments & Components 0.53%
Corning, Inc.	77,103	1,362
Dolby Laboratories, Inc. Class A*	69,600	4,405

Total		5,767

Energy Equipment & Services 2.97%
Schlumberger Ltd.	352,075	27,229
Weatherford International Ltd. (Switzerland)*(a)	241,600	4,931

Total		32,160

Investments	Shares	Value (000)
Food & Staples Retailing 0.87%
CVS Caremark Corp.	183,548	$5,690
Wal-Mart Stores, Inc.	69,000	3,732

Total		9,422

Food Products 0.66%
Kellogg Co.	51,600	2,540
Kraft Foods, Inc. Class A	150,800	4,562

Total		7,102

Health Care Equipment & Supplies 0.51%
Baxter International, Inc.	114,587	5,563

Health Care Providers & Services 1.95%
Express Scripts, Inc.*	264,900	13,799
Medco Health Solutions, Inc.*	119,502	7,328

Total		21,127

Health Care Technology 0.04%
athenahealth, Inc.*	11,100	455

Hotels, Restaurants & Leisure 6.72%
Boyd Gaming Corp.*	179,700	1,607
Carnival Corp. Unit	301,700	12,463
Darden Restaurants, Inc.	81,800	4,004
Hyatt Hotels Corp. Class A*	98,975	4,143
Marriott International, Inc. Class A	447,678	17,553
MGM Resorts International*	763,400	9,336
Royal Caribbean Cruises Ltd.*	74,800	3,011
Starwood Hotels & Resorts Worldwide, Inc.	168,100	9,555
Wynn Resorts Ltd.	108,200	10,939

Total		72,611

Household Products 1.73%
Colgate-Palmolive Co.	48,655	3,725
Procter & Gamble Co. (The)	245,297	14,980

Total		18,705

See Notes to Financial Statements.

Schedule of Investments (continued)

CLASSIC STOCK FUND November 30, 2010

Investments	Shares	Value (000)
Industrial Conglomerates 1.06%
General Electric Co.	722,800	$11,442

Information Technology Services 0.30%
MasterCard, Inc. Class A	13,700	3,247

Insurance 1.32%
MetLife, Inc.	182,900	6,978
Prudential Financial, Inc.	143,500	7,273

Total		14,251

Internet & Catalog Retail 0.12%
Amazon.com, Inc.*	7,100	1,245

Internet Software & Services 2.00%
Akamai Technologies, Inc.*	8,800	459
Google, Inc. Class A*	38,100	21,173

Total		21,632

Machinery 1.65%
Eaton Corp.	72,900	7,028
Parker Hannifin Corp.	134,800	10,815

Total		17,843

Media 2.42%
Interpublic Group of Cos., Inc. (The)*	982,900	10,468
Time Warner, Inc.	193,200	5,697
Walt Disney Co. (The)	273,137	9,972

Total		26,137

Metals & Mining 2.75%
Barrick Gold Corp. (Canada)(a)	104,500	5,397
Freeport-McMoRan Copper & Gold, Inc.	97,065	9,835
Newmont Mining Corp.	119,000	7,001
United States Steel Corp.	153,500	7,462

Total		29,695

Investments	Shares	Value (000)
Multi-Line Retail 3.12%
J.C. Penney Co., Inc.	192,000	$6,388
Kohl’s Corp.*	112,300	6,336
Macy’s, Inc.	220,900	5,673
Target Corp.	269,200	15,328

Total		33,725

Multi-Utilities 0.66%
Dominion Resources, Inc.	86,500	3,592
PG&E Corp.	75,200	3,529

Total		7,121

Oil, Gas & Consumable Fuels 8.22%
Apache Corp.	72,700	7,825
BP plc ADR	36,500	1,460
Chevron Corp.	118,900	9,627
Continental Resources, Inc.*	77,000	4,116
Devon Energy Corp.	67,661	4,775
EOG Resources, Inc.	57,100	5,079
Exxon Mobil Corp.	248,315	17,273
Hess Corp.	204,900	14,353
Marathon Oil Corp.	33,900	1,135
Occidental Petroleum Corp.	81,700	7,203
Petrohawk Energy Corp.*	76,400	1,362
Range Resources Corp.	35,500	1,491
Southwestern Energy Co.*	80,100	2,900
Suncor Energy, Inc. (Canada)(a)	306,493	10,301

Total		88,900

Pharmaceuticals 3.71%
Abbott Laboratories	133,000	6,186
Johnson & Johnson	235,700	14,507
Merck & Co., Inc.	148,300	5,112
Pfizer, Inc.	876,100	14,272

Total		40,077

See Notes to Financial Statements.

Schedule of Investments (concluded)

CLASSIC STOCK FUND November 30, 2010

Investments	Shares	Value (000)
Professional Services 1.08%
Monster Worldwide, Inc.*	517,304	$11,681

Real Estate Investment Trusts 0.84%
Host Hotels & Resorts, Inc.	552,161	9,100

Road & Rail 2.14%
Hertz Global Holdings, Inc.*	436,700	5,354
Union Pacific Corp.	197,900	17,833

Total		23,187

Semiconductors & Semiconductor Equipment 2.54%
Broadcom Corp. Class A	110,000	4,894
Intel Corp.	549,800	11,612
Micron Technology, Inc.*	821,800	5,966
Texas Instruments, Inc.	157,500	5,009

Total		27,481

Software 4.43%
Activision Blizzard, Inc.	912,926	10,718
Adobe Systems, Inc.*	358,253	9,934
Microsoft Corp.	312,800	7,886
Oracle Corp.	288,300	7,796
Shanda Games Ltd. ADR*	59,100	331
VMware, Inc. Class A*	138,300	11,274

Total		47,939

Specialty Retail 1.77%
Best Buy Co., Inc.	58,500	2,499
Dick’s Sporting Goods, Inc.*	401,125	13,722
Home Depot, Inc. (The)	96,900	2,927

Total		19,148

Tobacco 0.27%
Altria Group, Inc.	119,500	2,868

Total Common Stocks (cost $843,112,980)		1,049,285

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.89%

Repurchase Agreement
Repurchase Agreement dated 11/30/2010, 0.03% due 12/1/2010 with Fixed Income Clearing Corp. collateralized by $31,990,000 of Federal Home Loan Mortgage Corp. at 0.515% due 11/26/2012; value: $31,910,025; proceeds: $31,279,825 (cost $31,279,799)	$31,280	$31,280

Total Investments in Securities 99.94% (cost $874,392,779)		1,080,565

Other Assets in Excess of Liabilities 0.06%		625

Net Assets 100.00%		$1,081,190

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2010

Investments	Shares	Value (000)
COMMON STOCKS 97.33%

Aerospace & Defense 4.94%
AAR Corp.*	1,186,264	$29,135
Curtiss-Wright Corp.	1,460,405	45,375
Hexcel Corp.*	4,424,673	75,883
Moog, Inc. Class A*	865,262	31,894

Total		182,287

Air Freight & Logistics 3.05%
Atlas Air Worldwide Holdings, Inc.*	764,700	41,722
Hub Group, Inc. Class A*	1,092,701	35,655
UTi Worldwide, Inc.	1,831,400	35,254

Total		112,631

Automobiles 0.84%
Thor Industries, Inc.	1,048,600	30,965

Building Products 0.12%
Quanex Building Products Corp.	258,873	4,282

Capital Markets 0.87%
KBW, Inc.	1,379,300	32,027

Chemicals 6.73%
Arch Chemicals, Inc.	37,662	1,308
Cabot Corp.	2,256,100	80,768
Ferro Corp.*	3,796,800	54,180
Koppers Holdings, Inc.(a)	1,271,100	36,353
Olin Corp.(a)	4,145,000	75,729

Total		248,338

Commercial Banks 7.97%
City National Corp.	665,100	35,729
Columbia Banking System, Inc.	1,671,676	29,154
Cullen/Frost Bankers, Inc.	317,100	16,978
CVB Financial Corp.	4,072,900	32,054
First Financial Bancorp	1,770,200	29,244

Investments	Shares	Value (000)
PacWest Bancorp	1,395,900	$23,730
Signature Bank*	814,574	35,801
Susquehanna Bancshares, Inc.	3,553,300	28,604
SVB Financial Group*	601,600	27,030
Texas Capital Bancshares, Inc.*(a)	1,895,554	35,788

Total		294,112

Commercial Services & Supplies 0.74%
Korn/Ferry International*	1,572,400	27,234

Computers & Peripherals 1.17%
QLogic Corp.*	2,412,300	43,156

Construction & Engineering 2.56%
Chicago Bridge & Iron Co. NV (Netherlands)*(b)	2,269,500	64,250
EMCOR Group, Inc.*	81,000	2,171
Granite Construction, Inc.	1,111,752	28,205

Total		94,626

Containers & Packaging 1.96%
AptarGroup, Inc.	407,900	18,629
Greif, Inc. Class A	594,387	34,736
Silgan Holdings, Inc.	552,454	18,916

Total		72,281

Electrical Equipment 2.55%
Baldor Electric Co.	805,198	50,977
II-VI, Inc.*	498,315	20,346
Regal Beloit Corp.	373,100	22,759

Total		94,082

Electronic Equipment, Instruments & Components 7.33%
Anixter International, Inc.	853,302	47,674
Coherent, Inc.*	895,800	37,006
Elster Group SE ADR*	1,030,228	16,309

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2010

Investments	Shares	Value (000)
Electronic Equipment, Instruments & Components (continued)
Littelfuse, Inc.	1,046,534	$48,423
Plexus Corp.*	1,689,872	45,855
Rogers Corp.*(a)	987,435	32,575
ScanSource, Inc.*(a)	1,467,725	42,814

Total		270,656

Energy Equipment & Services 3.37%
Bristow Group, Inc.*	962,844	42,278
Key Energy Services, Inc.*	3,327,400	34,272
Superior Energy Services, Inc.*	1,438,498	48,031

Total		124,581

Food Products 0.94%
Dean Foods Co.*	1,517,300	11,031
Dole Food Co., Inc.*	2,501,600	23,690

Total		34,721

Gas Utilities 0.94%
New Jersey Resources Corp.	466,800	20,124
UGI Corp.	487,200	14,455

Total		34,579

Health Care Equipment & Supplies 4.38%
American Medical Systems Holdings, Inc.*	1,664,600	29,846
Cooper Cos., Inc. (The)	542,000	28,997
Greatbatch, Inc.*	759,100	16,632
Haemonetics Corp.*	528,600	31,076
Integra LifeSciences Holdings*	393,077	17,048
Invacare Corp.	1,408,500	38,015

Total		161,614

Health Care Providers & Services 3.69%
Centene Corp.*	1,089,724	25,336
Gentiva Health Services, Inc.*	1,342,650	30,854

Investments	Shares	Value (000)
Healthspring, Inc.*	2,019,000	$54,170
Owens & Minor, Inc.	920,416	26,002

Total		136,362

Hotels, Restaurants & Leisure 2.40%
Cracker Barrel Old Country Store, Inc.	498,000	26,225
Gaylord Entertainment Co.*	723,492	24,837
Orient-Express Hotels Ltd. Class A*	3,234,500	37,423

Total		88,485

Information Technology Services 0.97%
MAXIMUS, Inc.	590,200	35,825

Insurance 1.99%
Alterra Capital Holdings Ltd.	1,716,180	34,907
Navigators Group, Inc. (The)*	782,600	38,731

Total		73,638

Internet & Catalog Retail 0.76%
NutriSystem, Inc.(a)	1,363,100	28,175

Machinery 5.05%
Donaldson Co., Inc.	464,400	25,212
EnPro Industries, Inc.*	610,600	22,379
Kaydon Corp.	604,300	21,138
Kennametal, Inc.	1,062,300	35,927
Robbins & Myers, Inc.	445,900	13,827
WABCO Holdings, Inc.*	821,600	40,834
Watts Water Technologies, Inc. Class A	828,300	26,961

Total		186,278

Marine 1.43%
Kirby Corp.*	1,183,300	52,858

Metals & Mining 3.58%
Commercial Metals Co.	1,280,000	19,674

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2010

Investments	Shares	Value (000)
Metals & Mining (continued)
Compass Minerals International, Inc.	445,300	$36,782
Reliance Steel & Aluminum Co.	1,090,900	48,491
RTI International Metals, Inc.*	727,022	20,626
Schnitzer Steel Industries, Inc. Class A	117,150	6,688

Total		132,261

Multi-Line Retail 0.81%
Big Lots, Inc.*	975,700	29,905

Oil, Gas & Consumable Fuels 1.39%
Forest Oil Corp.*	754,000	25,802
SandRidge Energy, Inc.*	4,932,807	25,453

Total		51,255

Personal Products 0.42%
Herbalife Ltd.	224,900	15,435

Pharmaceuticals 1.22%
Par Pharmaceutical Cos., Inc.*	1,258,800	45,229

Professional Services 2.02%
FTI Consulting, Inc.*	847,100	30,191
TrueBlue, Inc.*(a)	2,698,700	44,475

Total		74,666

Real Estate Investment Trusts 2.02%
Alexandria Real Estate Equities, Inc.	375,100	25,038
Entertainment Properties Trust	1,072,400	49,652

Total		74,690

Road & Rail 3.12%
Genesee & Wyoming, Inc. Class A*	614,526	29,184
Heartland Express, Inc.	2,917,014	45,068
Knight Transportation, Inc.	1,249,000	24,081

Investments	Shares	Value (000)
Werner Enterprises, Inc.	775,600	$16,737

Total		115,070

Semiconductors & Semiconductor Equipment 2.81%
Atheros Communications, Inc.*	632,000	20,578
Cabot Microelectronics Corp.*	975,400	38,499
Diodes, Inc.*	769,752	19,013
Teradyne, Inc.*	2,166,300	25,692

Total		103,782

Software 0.80%
Jack Henry & Associates, Inc.	715,800	19,570
Rovi Corp.*	183,403	10,118

Total		29,688

Specialty Retail 7.05%
Aeropostale, Inc.*	1,056,100	28,546
Children’s Place Retail Stores, Inc. (The)*	713,500	37,038
Dress Barn, Inc. (The)*	1,249,461	30,862
J. Crew Group, Inc.*	391,500	17,116
Jos. A. Bank Clothiers, Inc.*	616,100	27,749
Pacific Sunwear of California, Inc.*(a)	5,868,640	36,914
Penske Automotive Group, Inc.*	1,238,632	18,691
Rent-A-Center, Inc.	1,554,400	43,274
Talbots, Inc. (The)*	1,760,100	20,241

Total		260,431

Thrifts & Mortgage Finance 3.00%
Danvers Bancorp, Inc.(a)	1,355,600	20,673
MGIC Investment
Corp.*	4,280,891	36,473
People’s United Financial, Inc.	2,193,548	27,178
Washington Federal, Inc.	1,794,400	26,485

Total		110,809

See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2010

Investments	Shares	Value (000)
Trading Companies & Distributors 2.34%
GATX Corp.	1,145,250	$37,988
MSC Industrial Direct Co., Inc. Class A	376,900	22,667
TAL International Group, Inc.	905,000	25,639

Total		86,294

Total Common Stocks (cost $2,864,495,675)		3,593,308

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.00%

Repurchase Agreement
Repurchase Agreement dated 11/30/2010, 0.03% due 12/1/2010 with Fixed Income Clearing Corp. collateralized by $5,870,000 of Federal Home Loan Bank at 0.70% due 11/16/2012 and $107,195,000 of Federal Home Loan Mortgage Corp. at 0.515% due 11/26/2012; value: $112,804,350; proceeds: $110,591,410 (cost $110,591,318)	$110,591	110,591

Total Investments in Securities 100.33% (cost $2,975,086,993)		3,703,899

Liabilities in Excess of Other Assets (0.33%)		(12,148)

Net Assets 100.00%		$3,691,751

*	Non-income producing security.
(a)	Affiliated issuer (holding represents 5% or more of the underlying issuer’s outstanding voting shares). (See Note 9).
(b)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2010

	Classic Stock Fund	Small Cap Value Fund
ASSETS:
Investments in unaffiliated issuers, at cost	$874,392,779	$2,659,402,140
Investments in affiliated issuers, at cost	–	315,684,853
Investments in unaffiliated issuers, at value	$1,080,564,899	$3,350,402,410
Investments in affiliated issuers, at value	–	353,496,188
Receivables:
Interest and dividends	2,730,069	4,067,791
Investment securities sold	3,099,945	1,675,817
Capital shares sold	803,092	5,151,141
From advisor (See Note 3)	274,497	–
Prepaid expenses and other assets	44,782	106,419
Total assets	1,087,517,284	3,714,899,766
LIABILITIES:
Payables:
Investment securities purchased	4,097,702	6,673,401
Capital shares reacquired	893,395	12,269,821
Management fee	624,913	2,197,661
12b-1 distribution fees	273,148	619,066
Directors’ fees	117,722	395,784
Fund administration	35,927	120,884
To affiliates (See Note 3)	34,368	21,461
Accrued expenses and other liabilities	249,611	850,332
Total liabilities	6,326,786	23,148,410
NET ASSETS	$1,081,190,498	$3,691,751,356
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,001,515,442	$3,292,915,470
Undistributed net investment income	4,470,985	3,055,553
Accumulated net realized loss on investments and foreign currency related transactions	(130,968,049)	(333,031,272)
Net unrealized appreciation on investments	206,172,120	728,811,605
Net Assets	$1,081,190,498	$3,691,751,356

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2010

	Classic Stock Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$569,479,425	$1,608,845,738
Class B Shares	$35,937,037	$14,612,033
Class C Shares	$87,125,748	$46,980,280
Class F Shares	$45,605,017	$27,235,926
Class I Shares	$328,620,194	$1,692,836,621
Class P Shares	$3,107,343	$295,973,396
Class R2 Shares	$1,748,685	$77,861
Class R3 Shares	$9,567,049	$5,189,501
Outstanding shares by class:
Class A Shares (200 million and 300 million shares of common stock authorized, respectively, $.001 par value)	20,579,122	55,603,697
Class B Shares (30 million shares of common stock authorized per Fund, $.001 par value)	1,364,683	582,431
Class C Shares (20 million shares of common stock authorized per Fund, $.001 par value)	3,301,054	1,868,804
Class F Shares (30 million shares of common stock authorized per Fund, $.001 par value)	1,651,242	942,523
Class I Shares (30 million and 200 million shares of common stock authorized, respectively, $.001 par value)	11,829,957	55,202,853
Class P Shares (20 million and 50 million shares of common stock authorized, respectively, $.001 par value)	111,865	10,341,737
Class R2 Shares (30 million shares of common stock authorized per Fund, $.001 par value)	63,460	2,711
Class R3 Shares (30 million shares of common stock authorized per Fund, $.001 par value)	348,952	180,868
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$27.67	$28.93
Class A shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$29.36	$30.69
Class B Shares-Net asset value	$26.33	$25.09
Class C Shares-Net asset value	$26.39	$25.14
Class F Shares-Net asset value	$27.62	$28.90
Class I Shares-Net asset value	$27.78	$30.67
Class P Shares-Net asset value	$27.78	$28.62
Class R2 Shares-Net asset value	$27.56	$28.72
Class R3 Shares-Net asset value	$27.42	$28.69

See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2010

	Classic Stock Fund	Small Cap Value Fund
Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $22,709 and $0, respectively)	$14,584,847	$39,573,630
Dividends from affiliated issuers	–	2,605,283
Interest	3,372	16,419
Total investment income	14,588,219	42,195,332
Expenses:
Management fee	7,246,431	24,778,021
12b-1 distribution plan-Class A	2,016,159	4,647,057
12b-1 distribution plan-Class B	413,671	156,315
12b-1 distribution plan-Class C	883,470	474,870
12b-1 distribution plan-Class F	35,515	23,207
12b-1 distribution plan-Class P	15,355	1,289,298
12b-1 distribution plan-Class R2	7,147	473
12b-1 distribution plan-Class R3	34,181	18,643
Shareholder servicing	1,343,896	5,039,203
Professional	49,767	66,513
Reports to shareholders	89,329	147,816
Fund administration	415,319	1,358,744
Custody	20,033	52,091
Directors’ fees	36,419	118,018
Registration	131,636	136,050
Subsidy (See Note 3)	505,369	335,440
Other	42,193	116,684
Gross expenses	13,285,890	38,758,443
Expense reductions (See Note 7)	(905)	(3,972)
Management fee waived and expenses reimbursed (See Note 3)	(3,338,218)	–
Net expenses	9,946,767	38,754,471
Net investment income	4,641,452	3,440,861
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and foreign currency related transactions in unaffiliated issuers	(6,353,262)	297,030,582
Net realized loss from investments in affiliated issuers	–	(6,986,544)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	81,821,955	485,527,770
Net realized and unrealized gain	75,468,693	775,571,808
Net Increase in Net Assets Resulting From Operations	$80,110,145	$779,012,669

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Classic Stock Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
Operations:
Net investment income	$4,641,452	$7,108,820
Net realized loss on investments and foreign currency related transactions	(6,353,262)	(98,307,655)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	81,821,955	290,175,757
Net increase in net assets resulting from operations	80,110,145	198,976,922
Distributions to shareholders from:
Net investment income
Class A	(3,655,628)	(5,401,756)
Class B	(17,245)	(94,166)
Class C	(111,594)	(213,419)
Class F	(92,128)	(35,711)
Class I	(2,438,608)	(2,611,149)
Class P	(20,518)	(42,070)
Class R2	(4,815)	(92)
Class R3	(17,121)	(4,089)
Total distributions to shareholders	(6,357,657)	(8,402,452)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	237,299,674	242,152,444
Reinvestment of distributions	6,102,899	8,077,468
Cost of shares reacquired	(249,911,507)	(211,925,344)
Net increase (decrease) in net assets resulting from capital share transactions	(6,508,934)	38,304,568
Net increase in net assets	67,243,554	228,879,038
NET ASSETS:
Beginning of year	$1,013,946,944	$785,067,906
End of year	$1,081,190,498	$1,013,946,944
Undistributed net investment income	$4,470,985	$6,184,524

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Small Cap Value Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
Operations:
Net investment income	$3,440,861	$216,948
Net realized gain (loss) on investments in affiliated and unaffiliated issuers	290,044,038	(425,696,239)
Net change in unrealized appreciation/depreciation on investments	485,527,770	1,032,699,640
Net increase in net assets resulting from operations	779,012,669	607,220,349
Distributions to shareholders from:
Net investment income	–
Class A	–	(3,137,149)
Class B	–	–
Class C	–	–
Class F	–	(9,246)
Class I	–	(6,356,879)
Class P	–	(167,693)
Class R2	–	(33)
Class R3	–	(6,917)
Total distributions to shareholders	–	(9,677,917)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	727,415,003	543,109,742
Reinvestment of distributions	–	8,991,931
Cost of shares reacquired	(788,411,184)	(637,215,260)
Net decrease in net assets resulting from capital share transactions	(60,996,181)	(85,113,587)
Net increase in net assets	718,016,488	512,428,845
NET ASSETS:
Beginning of year	$2,973,734,868	$2,461,306,023
End of year	$3,691,751,356	$2,973,734,868
Undistributed (distributions in excess of) net investment income	$3,055,553	$(346,059)

See Notes to Financial Statements.

Financial Highlights

CLASSIC STOCK FUND

	Class A Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$25.81	$20.90	$32.95	$30.64	$28.66

Investment operations:

Net investment income(a)	.11	.18	.21	.16	.18

Net realized and unrealized gain (loss)	1.91	4.95	(9.98)	3.40	3.00

Total from investment operations	2.02	5.13	(9.77)	3.56	3.18

Distributions to shareholders from:

Net investment income	(.16)	(.22)	(.15)	(.17)	(.10)

Net realized gain	–	–	(2.13)	(1.08)	(1.10)

Total distributions	(.16)	(.22)	(2.28)	(1.25)	(1.20)

Net asset value, end of year	$27.67	$25.81	$20.90	$32.95	$30.64

Total Return(b)	7.87%	24.84%	(31.78)%	12.05%	11.50%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.98%	1.15%	1.30%	1.30%	1.30%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.98%	1.15%	1.30%	1.30%	1.30%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.30%	1.37%	1.33%	1.31%	1.33%

Net investment income	.42%	.84%	.77%	.50%	.63%

Supplemental Data:
Net assets, end of year (000)	$569,479	$595,557	$494,847	$707,266	$645,539

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%	39.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND

	Class B Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$24.58	$19.86	$31.47	$29.34	$27.56

Investment operations:

Net investment income (loss)(a)	(.06)	.04	.03	(.05)	(.01)

Net realized and unrealized gain (loss)	1.82	4.72	(9.51)	3.26	2.89

Total from investment operations	1.76	4.76	(9.48)	3.21	2.88

Distributions to shareholders from:

Net investment income	(.01)	(.04)	–	–	–

Net realized gain	–	–	(2.13)	(1.08)	(1.10)

Total distributions	(.01)	(.04)	(2.13)	(1.08)	(1.10)

Net asset value, end of year	$26.33	$24.58	$19.86	$31.47	$29.34

Total Return(b)	7.16%	24.04%	(32.23)%	11.29%	10.80%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.63%	1.80%	1.95%	1.95%	1.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.63%	1.80%	1.95%	1.95%	1.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.95%	2.02%	1.98%	1.96%	1.98%

Net investment income (loss)	(.25)%	.19%	.11%	(.15)%	(.02)%

Supplemental Data:
Net assets, end of year (000)	$35,937	$46,267	$43,374	$74,005	$78,277

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%	39.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND

	Class C Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$24.66	$19.94	$31.59	$29.44	$27.66

Investment operations:

Net investment income (loss)(a)	(.06)	.04	.03	(.05)	– (b)

Net realized and unrealized gain (loss)	1.82	4.74	(9.55)	3.28	2.88

Total from investment operations	1.76	4.78	(9.52)	3.23	2.88

Distributions to shareholders from:

Net investment income	(.03)	(.06)	– (b)	–	–

Net realized gain	–	–	(2.13)	(1.08)	(1.10)

Total distributions	(.03)	(.06)	(2.13)	(1.08)	(1.10)

Net asset value, end of year	$26.39	$24.66	$19.94	$31.59	$29.44

Total Return(c)	7.15%	24.08%	(32.24)%	11.32%	10.76%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.63%	1.80%	1.95%	1.95%	1.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.63%	1.80%	1.95%	1.95%	1.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.95%	2.02%	1.98%	1.96%	1.98%

Net investment income (loss)	(.23)%	.18%	.12%	(.15)%	(.02)%

Supplemental Data:
Net assets, end of year (000)	$87,126	$89,787	$65,200	$94,948	$86,535

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%	39.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND

	Class F Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$25.76	$20.88	$32.96	$33.52

Investment operations:

Net investment income(b)	.19	.22	.32	.05

Net realized and unrealized gain (loss)	1.89	4.96	(10.02)	(.61)

Total from investment operations	2.08	5.18	(9.70)	(.56)

Distributions to shareholders from:

Net investment income	(.22)	(.30)	(.25)	–

Net realized gain	–	–	(2.13)	–

Total distributions	(.22)	(.30)	(2.38)	–

Net asset value, end of period	$27.62	$25.76	$20.88	$32.96

Total Return(c)	8.14%	25.19%	(31.64)%	(1.67	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.73%	.86%	1.05%	.18	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.73%	.86%	1.04%	.18	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.05%	1.10%	1.11%	.19	%(d)

Net investment income	.73%	.96%	1.25%	.16	%(d)

Supplemental Data:
Net assets, end of period (000)	$45,605	$10,723	$2,453	$10

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND

	Class I Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$25.90	$20.99	$33.08	$30.76	$28.74

Investment operations:

Net investment income(a)	.21	.26	.31	.26	.29

Net realized and unrealized gain (loss)	1.91	4.96	(10.01)	3.41	3.01

Total from investment operations	2.12	5.22	(9.70)	3.67	3.30

Distributions to shareholders from:

Net investment income	(.24)	(.31)	(.26)	(.27)	(.18)

Net realized gain	–	–	(2.13)	(1.08)	(1.10)

Total distributions	(.24)	(.31)	(2.39)	(1.35)	(1.28)

Net asset value, end of year	$27.78	$25.90	$20.99	$33.08	$30.76

Total Return(b)	8.25%	25.28%	(31.53)%	12.40%	11.92%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.63%	.79%	.95%	.95%	.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.63%	.79%	.95%	.95%	.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.95%	1.01%	.98%	.96%	.98%

Net investment income	.79%	1.17%	1.13%	.84%	.99%

Supplemental Data:
Net assets, end of year (000)	$328,620	$264,418	$174,231	$221,345	$202,879

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%	39.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND

	Class P Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$25.91	$20.96	$33.05	$30.65	$28.70

Investment operations:

Net investment income(a)	.08	.17	.18	.12	.15

Net realized and unrealized gain (loss)	1.92	4.97	(10.01)	3.42	3.01

Total from investment operations	2.00	5.14	(9.83)	3.54	3.16

Distributions to shareholders from:

Net investment income	(.13)	(.19)	(.13)	(.06)	(.11)

Net realized gain	–	–	(2.13)	(1.08)	(1.10)

Total distributions	(.13)	(.19)	(2.26)	(1.14)	(1.21)

Net asset value, end of year	$27.78	$25.91	$20.96	$33.05	$30.65

Total Return(b)	7.74%	24.75%	(31.85)%	11.93%	11.40%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.08%	1.27%	1.40%	1.40%	1.40%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.08%	1.27%	1.40%	1.40%	1.40%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.40%	1.47%	1.43%	1.41%	1.43%

Net investment income	.30%	.76%	.66%	.38%	.53%

Supplemental Data:
Net assets, end of year (000)	$3,107	$4,226	$4,635	$7,214	$7,314

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%	39.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND

	Class R2 Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$25.78	$20.91	$32.93	$33.52

Investment operations:

Net investment income(b)	.07	.12	.28	.03

Net realized and unrealized gain (loss)	1.88	5.04	(9.96)	(.62)

Total from investment operations	1.95	5.16	(9.68)	(.59)

Distributions to shareholders from:

Net investment income	(.17)	(.29)	(.21)	–

Net realized gain	–	–	(2.13)	–

Total distributions	(.17)	(.29)	(2.34)	–

Net asset value, end of period	$27.56	$25.78	$20.91	$32.93

Total Return(c)	7.61%	25.03%	(31.57)%	(1.76	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.22%	1.21%	1.04%	.26	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.22%	1.21%	1.04%	.26	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.55%	1.56%	1.07%	.26	%(d)

Net investment income	.25%	.50%	1.04%	.08	%(d)

Supplemental Data:
Net assets, end of period (000)	$1,749	$730	$7	$10

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

CLASSIC STOCK FUND

	Class R3 Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$25.64	$20.82	$32.94	$33.52

Investment operations:

Net investment income(b)	.08	.16	.22	.03

Net realized and unrealized gain (loss)	1.88	4.92	(9.99)	(.61)

Total from investment operations	1.96	5.08	(9.77)	(.58)

Distributions to shareholders from:

Net investment income	(.18)	(.26)	(.22)	–

Net realized gain	–	–	(2.13)	–

Total distributions	(.18)	(.26)	(2.35)	–

Net asset value, end of period	$27.42	$25.64	$20.82	$32.94

Total Return(c)	7.71%	24.70%	(31.86)%	(1.73	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.21%	1.42%	.24	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.21%	1.42%	.24	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.45%	1.49%	1.48%	.25	%(d)

Net investment income	.32%	.70%	.88%	.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$9,567	$2,238	$321	$10

Portfolio turnover rate	24.10%	55.20%	36.96%	44.97%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

SMALL CAP VALUE FUND

	Class A Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$22.87	$18.32	$33.10	$34.60	$31.40

Investment operations:

Net investment income (loss)(a)	– (b)	(.02)	.04	.04	(.02)

Net realized and unrealized gain (loss)	6.06	4.62	(9.97)	2.99	6.09

Total from investment operations	6.06	4.60	(9.93)	3.03	6.07

Distributions to shareholders from:

Net investment income	–	(.05)	(.04)	–	–

Net realized gain	–	–	(4.81)	(4.53)	(2.87)

Total distributions	–	(.05)	(4.85)	(4.53)	(2.87)

Net asset value, end of year	$28.93	$22.87	$18.32	$33.10	$34.60

Total Return(c)	26.50%	25.15%	(34.96)%	10.08%	21.14%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.25%	1.24%	1.23%	1.23%	1.23%

Expenses, excluding expense reductions	1.25%	1.24%	1.23%	1.23%	1.24%

Net investment income (loss)	(.01)%	(.08)%	.17%	.13%	(.06)%

Supplemental Data:
Net assets, end of year (000)	$1,608,846	$1,393,870	$1,216,253	$2,287,085	$2,367,218

Portfolio turnover rate	42.28%	68.63%	77.87%	61.44%	71.14%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class B Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$19.97	$16.07	$29.78	$31.77	$29.25

Investment operations:

Net investment loss(a)	(.17)	(.12)	(.12)	(.17)	(.23)

Net realized and unrealized gain (loss)	5.29	4.02	(8.78)	2.71	5.62

Total from investment operations	5.12	3.90	(8.90)	2.54	5.39

Distributions to shareholders from:

Net realized gain	–	–	(4.81)	(4.53)	(2.87)

Net asset value, end of year	$25.09	$19.97	$16.07	$29.78	$31.77

Total Return(b)	25.64%	24.27%	(35.41)%	9.33%	20.29%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.95%	1.94%	1.93%	1.93%	1.92%

Expenses, excluding expense reductions	1.95%	1.94%	1.93%	1.93%	1.93%

Net investment loss	(.73)%	(.73)%	(.54)%	(.58)%	(.77)%

Supplemental Data:
Net assets, end of year (000)	$14,612	$15,917	$25,955	$58,676	$71,741

Portfolio turnover rate	42.28%	68.63%	77.87%	61.44%	71.14%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class C Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$20.01	$16.10	$29.83	$31.82	$29.29

Investment operations:

Net investment loss(a)	(.17)	(.13)	(.12)	(.17)	(.22)

Net realized and unrealized gain (loss)	5.30	4.04	(8.80)	2.71	5.62

Total from investment operations	5.13	3.91	(8.92)	2.54	5.40

Distributions to shareholders from:

Net realized gain	–	–	(4.81)	(4.53)	(2.87)

Net asset value, end of year	$25.14	$20.01	$16.10	$29.83	$31.82

Total Return(b)	25.64%	24.29%	(35.42)%	9.32%	20.30%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.95%	1.94%	1.93%	1.93%	1.93%

Expenses, excluding expense reductions	1.95%	1.94%	1.93%	1.93%	1.93%

Net investment loss	(.72)%	(.77)%	(.53)%	(.58)%	(.76)%

Supplemental Data:
Net assets, end of year (000)	$46,980	$46,275	$46,307	$86,971	$91,715

Portfolio turnover rate	42.28%	68.63%	77.87%	61.44%	71.14%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class F Shares
	Year Ended 11/30			9/28/2007(a) to 11/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$22.80	$18.30	$33.11	$33.61

Investment operations:

Net investment income (loss)(b)	.05	– (c)	.08	.01

Net realized and unrealized gain (loss)	6.05	4.62	(9.95)	(.51)

Total from investment operations	6.10	4.62	(9.87)	(.50)

Distributions to shareholders from:

Net investment income	–	(.12)	(.13)	–

Net realized gain	–	–	(4.81)	–

Total distributions	–	(.12)	(4.94)	–

Net asset value, end of period	$28.90	$22.80	$18.30	$33.11

Total Return(d)	26.75%	25.39%	(34.82)%	(1.49	)%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.05%	1.03%	1.04%	.18	%(e)

Expenses, excluding expense reductions	1.05%	1.03%	1.04%	.18	%(e)

Net investment income (loss)	0.19%	(.02)%	.32%	.04	%(e)

Supplemental Data:
Net assets, end of period (000)	$27,236	$22,387	$1,425	$10

Portfolio turnover rate	42.28%	68.63%	77.87%	61.44%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class I Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$24.17	$19.38	$34.75	$36.00	$32.46

Investment operations:

Net investment income(a)	.08	.05	.13	.14	.08

Net realized and unrealized gain (loss)	6.42	4.87	(10.55)	3.14	6.33

Total from investment operations	6.50	4.92	(10.42)	3.28	6.41

Distributions to shareholders from:

Net investment income	–	(.13)	(.14)	–	–

Net realized gain	–	–	(4.81)	(4.53)	(2.87)

Total distributions	–	(.13)	(4.95)	(4.53)	(2.87)

Net asset value, end of year	$30.67	$24.17	$19.38	$34.75	$36.00

Total Return(b)	26.89%	25.55%	(34.77)%	10.42%	21.53%

Ratios to Average Net Assets:

Expenses, including expense reductions	.95%	.94%	.93%	.93%	.93%

Expenses, excluding expense reductions	.95%	.94%	.93%	.93%	.93%

Net investment income	.30%	.21%	.48%	.43%	.25%

Supplemental Data:
Net assets, end of year (000)	$1,692,837	$1,231,291	$942,604	$1,227,169	$1,045,397

Portfolio turnover rate	42.28%	68.63%	77.87%	61.44%	71.14%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class P Shares
	Year Ended 11/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$22.66	$18.15	$32.84	$34.40	$31.28

Investment operations:

Net investment income (loss)(a)	(.04)	(.05)	.01	(.01)	(.06)

Net realized and unrealized gain (loss)	6.00	4.57	(9.89)	2.98	6.05

Total from investment operations	5.96	4.52	(9.88)	2.97	5.99

Distributions to shareholders from:

Net investment income	–	(.01)	–	–	–

Net realized gain	–	–	(4.81)	(4.53)	(2.87)

Total distributions	–	(.01)	(4.81)	(4.53)	(2.87)

Net asset value, end of year	$28.62	$22.66	$18.15	$32.84	$34.40

Total Return(b)	26.30%	24.94%	(35.04)%	9.95%	20.95%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.40%	1.39%	1.38%	1.38%	1.38%

Expenses, excluding expense reductions	1.40%	1.39%	1.38%	1.38%	1.38%

Net investment income (loss)	(.16)%	(.23)%	.02%	(.03)%	(.20)%

Supplemental Data:
Net assets, end of year (000)	$295,973	$261,914	$227,658	$412,127	$447,775

Portfolio turnover rate	42.28%	68.63%	77.87%	61.44%	71.14%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class R2 Shares
	Year Ended 11/30		3/24/2008(a) to 11/30/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$22.77	$18.29	$25.99

Investment operations:

Net investment loss(b)	(.11)	(.10)	(.02)

Net realized and unrealized gain (loss)	6.06	4.62	(7.68)

Total from investment operations	5.95	4.52	(7.70)

Distributions to shareholders from:

Net investment income	–	(.04)	–

Net asset value, end of period	$28.72	$22.77	$18.29

Total Return(c)	26.13%	24.77%	(29.63	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.54%	1.52%	1.03	%(d)

Expenses, excluding expense reductions	1.54%	1.52%	1.04	%(d)

Net investment loss	(.41)%	(.48)%	(.07	)%(d)

Supplemental Data:
Net assets, end of period (000)	$78	$86	$14

Portfolio turnover rate	42.28%	68.63%	77.87%

(a)	Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

SMALL CAP VALUE FUND

	Class R3 Shares
	Year Ended 11/30		3/24/2008(a) to 11/30/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$22.73	$18.29	$25.99

Investment operations:

Net investment income (loss)(b)	(.04)	(.06)	.02

Net realized and unrealized gain (loss)	6.00	4.60	(7.72)

Total from investment operations	5.96	4.54	(7.70)

Distributions to shareholders from:

Net investment income	–	(.10)	–

Net asset value, end of period	$28.69	$22.73	$18.29

Total Return(c)	26.22%	24.94%	(29.63	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.45%	1.44%	1.00	%(d)

Expenses, excluding expense reductions	1.45%	1.44%	1.00	%(d)

Net investment income (loss)	(.16)%	(.30)%	.07	%(d)

Supplemental Data:
Net assets, end of period (000)	$5,190	$1,995	$1,090

Portfolio turnover rate	42.28%	68.63%	77.87%

(a)	Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Classic Stock Fund (“Classic Stock Fund”) and Small-Cap Value Series (“Small Cap Value Fund”).

Classic Stock Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Funds’ prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Small Cap Value Fund is open to certain new investors on a limited basis as set forth in the Fund’s prospectus. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. On March 31, 2010, each of the Funds of the Company no longer made Class B shares available for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended November 30, 2007 through November 30, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments and foreign currency related transactions in unaffiliated issues on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of securities.

(g)

Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the

Notes to Financial Statements (continued)

seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of securities.

(h)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing each Fund’s investments carried at value:

Classic Stock Fund					Small Cap Value Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,049,285	$–	$–	$1,049,285	$3,593,308	$–	$–	$3,593,308
Repurchase Agreement	–	31,280	–	31,280	–	110,591	–	110,591
Total	$1,049,285	$31,280	$–	$1,080,565	$3,593,308	$110,591	$–	$3,703,899

*	See Schedule of Investments for values in each industry.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Classic Stock Fund:
First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended November 30, 2010, the effective management fee, net of waivers, with respect to the Classic Stock Fund, was at an annualized rate of .38% of the Fund’s average daily net assets.

Small Cap Value Fund:
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2010, the effective management fee paid to Lord Abbett, with respect to the Small Cap Value Fund, was at an annualized rate of .73% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the period December 1, 2009 through March 31, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Classic Stock Fund’s other expenses to the extent necessary so that the net annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annual rate of .63%.

Effective April 1, 2010, Lord Abbett has contractually agreed to continue such waiver under the same terms. This agreement may be terminated only upon approval of the Fund’s Board of Directors.

Classic Stock Fund and Small Cap Value Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fee and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2010, the percentages of Classic Stock Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 14.89%, 2.80%, 8.27% and 1.02%, respectively.

As of November 30, 2010, the percentage of Small Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 4.40%.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%		.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	(1)	.75%	.75%	.10%	.20%	.35%	.25%

*

The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	In the case of Small Cap Value Fund, the Class A Distribution Fee is .05%.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2010:

	Distributor Commissions	Dealers’ Concessions
Classic Stock Fund	$280,332	$1,513,123
Small Cap Value Fund	19,247	107,678

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2010:

	Class A	Class C
Classic Stock Fund	$55,243	$17,366
Small Cap Value Fund	184	2,153

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and distributed at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 16, 2010, a net investment income distribution of approximately $4,836,000 was declared by Classic Stock Fund and net investment income distribution of approximately $4,930,000 was declared by Small Cap Value Fund. The distribution was paid December 17, 2010 to shareholders of record on December 16, 2010.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 was as follows:

	Classic Stock Fund		Small Cap Value Fund
	11/30/10	11/30/09	11/30/10	11/30/09
Distributions paid from:
Ordinary income	$6,357,657	$8,402,452	$–	$9,677,917
Total distributions paid	$6,357,657	$8,402,452	$–	$9,677,917

As of November 30, 2010, the components of accumulated gains/(losses) on a tax-basis were as follows:

	Classic Stock Fund	Small Cap Value Fund
Undistributed ordinary income – net	$4,588,707	$3,451,337
Total undistributed earnings	$4,588,707	$3,451,337
Capital loss carryforwards*	(128,941,396)	(329,248,808)
Temporary differences	(117,722)	(395,784)
Unrealized gains – net	204,145,467	725,029,141
Total accumulated gains – net	$79,675,056	$398,835,886

*	As of November 30, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	2018	Total
Classic Stock Fund	$23,315,627	$98,625,213	$7,000,556	$128,941,396
Small Cap Value Fund	–	329,248,808	–	329,248,808

As of November 30, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Classic Stock Fund	Small Cap Value Fund
Tax cost	$876,419,432	$2,978,869,457
Gross unrealized gain	237,486,741	791,915,944
Gross unrealized loss	(33,341,274)	(66,886,803)
Net unrealized security gain	$204,145,467	$725,029,141

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended November 30, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Classic Stock Fund	$2,666	$(942)	$(1,724)
Small Cap Value Fund	(39,249)	39,249	–

The permanent differences are attributable to the tax treatment of certain expenses and distributions received.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2010 were as follows:

	Purchases	Sales
Classic Stock Fund	$243,232,452	$269,220,211
Small Cap Value Fund	1,383,272,627	1,456,230,302

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other expenses on the Funds’ Statements of Operations. In connection with the renewal, the Funds paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statements of Assets and Liabilities, and is amortized through Other expenses on the Statements of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2010.

On November 22, 2010 the Funds and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 3, 2011.

Notes to Financial Statements (continued)

9.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small Cap Value Fund had the following transactions with affiliated issuers during the fiscal year ended November 30, 2010:

Affiliated Issuer	Balance of Shares Held at 11/30/2009	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2010	Value at 11/30/2010	Net Realized Gain (Loss) 12/1/2009 to 11/30/2010(a)	Dividend Income 12/1/2009 to 11/30/2010(a)
Columbia Banking System, Inc.(b)(c)	1,151,700	519,976	–	1,671,676	$–	$–	$14,104
Cypress Bioscience, Inc.(c)	1,982,600	–	(1,982,600)	–	–	(1,068,974)	–
Danvers Bancorp., Inc.	1,146,500	209,100	–	1,355,600	20,672,900	–	78,956
EnPro Industries, Inc.(c)	1,055,900	–	(445,300)	610,600	–	245,272	–
Ferro Corp.(c)	4,213,300	679,400	(1,095,900)	3,796,800	–	1,808,680	–
Financial Federal Corp.(c)	2,193,548	–	(2,193,548)	–	–	2,930,840	329,032
Greatbatch, Inc.(c)	1,234,800	186,100	(661,800)	759,100	–	(556,379)	–
Hexcel Corp.(c)	5,818,312	191,900	(1,585,539)	4,424,673	–	(3,317,528)	–
Koppers Holdings, Inc.	1,271,100	–	–	1,271,100	36,353,460	–	1,118,568
Littelfuse, Inc.(b)(c)	1,083,461	174,073	(211,000)	1,046,534	–	2,452,255	–
Metal USA Holdings Corp.(b)(c)	–	1,483,800	(1,483,800)	–	–	–	–
NutriSystem, Inc.(b)	–	1,363,100	–	1,363,100	28,175,277	–	238,543
Odyssey Healthcare, Inc.(c)	2,393,066	–	(2,393,066)	–	–	4,610,446	–
Olin Corp.(b)	–	4,145,000	–	4,145,000	75,729,150	–	826,080
Pacific Sunwear of California, Inc.(b)	2,894,300	2,974,340	–	5,868,640	36,913,746	–	–
Rogers Corp.	1,447,735	58,400	(518,700)	987,435	32,575,481	(10,757,577)	–
ScanSource, Inc.(b)	1,168,299	299,426	–	1,467,725	42,813,538	–	–
Susser Holdings Corp.(c)	1,014,652	–	(1,014,652)	–	–	(3,333,579)	–
Texas Capital Bancshares, Inc.(b)	1,638,454	257,100	–	1,895,554	35,788,060	–	–
TrueBlue, Inc.	2,529,500	169,200	–	2,698,700	44,474,576	–	–
Total					$353,496,188	$(6,986,544)	$2,605,283
(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	Not an affiliated issuer as of November 30, 2009.
(c)	No longer an affiliated issuer as of November 30, 2010.

10.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

11.    INVESTMENT RISKS

Classic Stock Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of

Notes to Financial Statements (continued)

stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investment exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information and other risks.

Small Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund’s performance.

12.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Classic Stock Fund	Year Ended November 30, 2010		Year Ended November 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,326,423	$113,670,946	6,970,404	$151,477,796
Converted from Class B*	185,804	4,897,041	274,301	5,912,683
Reinvestment of distributions	135,869	3,493,197	252,444	5,154,883
Shares reacquired	(7,139,993)	(186,545,730)	(8,106,303)	(174,425,425)
Decrease	(2,491,897)	$(64,484,546)	(609,154)	$(11,880,063)

Class B Shares
Shares sold	147,314	$3,709,158	490,412	$10,115,909
Reinvestment of distributions	625	15,396	4,153	81,238
Shares reacquired	(470,652)	(11,835,690)	(510,237)	(10,473,790)
Converted to Class A*	(194,621)	(4,897,041)	(286,405)	(5,912,683)
Decrease	(517,334)	$(13,008,177)	(302,077)	$(6,189,326)

Class C Shares
Shares sold	636,064	$16,135,442	1,248,989	$25,930,987
Reinvestment of distributions	3,291	81,175	7,819	153,406
Shares reacquired	(979,278)	(24,571,413)	(885,430)	(17,996,500)
Increase (decrease)	(339,923)	$(8,354,796)	371,378	$8,087,893

Notes to Financial Statements (continued)

Classic Stock Fund	Year Ended November 30, 2010		Year Ended November 30, 2009
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,740,015	$44,496,575	400,767	$7,640,454
Reinvestment of distributions	1,440	36,859	1,625	33,040
Shares reacquired	(506,436)	(13,179,173)	(103,618)	(2,369,408)
Increase	1,235,019	$31,354,261	298,774	$5,304,086

Class I Shares
Shares sold	1,889,116	$48,822,389	1,999,017	$43,743,052
Reinvestment of distributions	94,813	2,438,608	127,872	2,611,149
Shares reacquired	(362,428)	(9,710,018)	(220,740)	(4,551,120)
Increase	1,621,501	$41,550,979	1,906,149	$41,803,081

Class P Shares
Shares sold	18,712	$492,274	31,965	$694,451
Reinvestment of distributions	733	18,938	1,936	39,698
Shares reacquired	(70,713)	(1,914,581)	(91,962)	(1,894,415)
Decrease	(51,268)	$(1,403,369)	(58,061)	$(1,160,266)

Class R2 Shares
Shares sold	42,843	$1,198,512	29,612.000	$670,285
Reinvestment of distributions	153	3,923	4.419	92
Shares reacquired	(7,848)	(201,709)	(1,627.000)	(40,666)
Increase	35,148	$1,000,726	27,989.419	$629,711

Class R3 Shares
Shares sold	335,020	$8,774,378	78,883	$1,879,510
Reinvestment of distributions	581	14,803	195	3,962
Shares reacquired	(73,963)	(1,953,193)	(7,165)	(174,020)
Increase	261,638	$6,835,988	71,913	$1,709,452

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Small Cap Value Fund	Year Ended November 30, 2010		Year Ended November 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,109,351	$322,555,356	13,284,675	$259,025,601
Converted from Class B*	104,118	2,688,898	586,942	10,441,239
Reinvestment of distributions	–	–	156,872	2,930,390
Shares reacquired	(17,548,529)	(467,745,400)	(19,467,158)	(375,538,113)
Decrease	(5,335,060)	$(142,501,146)	(5,438,669)	$(103,140,883)

Class B Shares
Shares sold	49,215	$1,149,350	89,062	$1,523,210
Shares reacquired	(144,121)	(3,358,597)	(243,067)	(4,549,348)
Converted to Class A*	(119,616)	(2,688,898)	(664,137)	(10,441,239)
Decrease	(214,522)	$(4,898,145)	(818,142)	$(13,467,377)

Notes to Financial Statements (concluded)

Small Cap Value Fund	Year Ended November 30, 2010		Year Ended November 30, 2009
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	85,219	$1,905,013	147,659	$2,490,868
Reinvestment of distributions	–	–	14	337
Shares reacquired	(528,689)	(12,019,490)	(710,929)	(12,070,964)
Decrease	(443,470)	$(10,114,477)	(563,256)	$(9,579,759)

Class F Shares
Shares sold	407,359	$10,816,433	1,088,189	$16,074,936
Reinvestment of distributions	–	–	474	8,798
Shares reacquired	(446,866)	(11,713,284)	(184,536)	(3,720,736)
Increase (decrease)	(39,507)	$(896,851)	904,127	$12,362,998

Class I Shares
Shares sold	11,276,782	$321,676,217	9,980,535	$203,789,939
Reinvestment of distributions	–	–	299,707	5,898,235
Shares reacquired	(7,017,920)	(195,838,186)	(7,966,366)	(162,542,427)
Increase	4,258,862	$125,838,031	2,313,876	$47,145,747

Class P Shares
Shares sold	2,508,370	$66,035,169	3,062,515	$59,079,264
Reinvestment of distributions	–	–	8,071	149,560
Shares reacquired	(3,725,964)	(96,873,424)	(4,057,487)	(78,284,406)
Decrease	(1,217,594)	$(30,838,255)	(986,901)	$(19,055,582)

Class R2 Shares
Shares sold	1,885	$49,990	3,540.380	$81,773
Shares reacquired	(2,937)	(79,605)	(560.000)	(13,451)
Increase (decrease)	(1,052)	$(29,615)	2,980.380	$68,322

Class R3 Shares
Shares sold	123,151	$3,227,475	52,867	$1,044,151
Reinvestment of distributions	–	–	248	4,611
Shares reacquired	(30,056)	(783,198)	(24,939)	(495,815)
Increase	93,095	$2,444,277	28,176	$552,947

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Classic Stock Fund and Small-Cap Value Series, two of the portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”), as of November 30, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Classic Stock Fund and Small-Cap Value Series of the Lord Abbett Research Fund, Inc. as of November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 28, 2011

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 to 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Classic Stock Fund during fiscal 2010 are qualifying dividend income. For corporate shareholders, 100% of the ordinary income distributions paid by the Classic Stock Fund during fiscal 2010 qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Classic Stock Fund

Small-Cap Value Series

LARF-2-1110

(01/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$154,000	$151,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	154,000	151,000

Tax Fees {b}	29,658	29,310
All Other Fees	- 0 -	- 0 -

Total Fees	$183,658	$180,310

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$161,385

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 25, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 25, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 25, 2011